File No. 2-24380

File No. 811-01356

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20550

FORM N-3

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.:

Post-Effective Amendment No.: 58

and/or

REGISTRATION STATEMENT

Under

THE INVESTMENT COMPANY ACT OF 1940

Amendment No.: 58

THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

(Exact Name of Registrant)

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

(Name of Insurance Company)

18 Chestnut Street, Worcester, Massachusetts 01608

(Address of Insurance Company’s Principal Executive Offices) (Zip Code)

Insurance Company’s Telephone Number, including Area Code (508) 799-4441

Susan N. Roth

UnumProvident Corporation

1 Fountain Square, Suite 756

Chattanooga, Tennessee 37402

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering    April 29, 2004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 29, 2004, pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a) (1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF FORM N-3

Cross Reference Sheet Showing Location in Preliminary Prospectus for Individual “Level Charge” and Group Variable Administration Variable Annuity Contracts of Items Called for by Registration Statement on Form N-8B-1.

PAGE NO.	ITEM NO.		Part A—INFORMATION REQUIRED IN A PROSPECTUS

1			Cover Page
2	2		Definitions
2	3		Synopsis or Highlights
4	4		Condensed Financial Information
8	5		General Description of Registrant and Insurance Company
10	6		Management
10	7		Deductions and Expenses
13	8		General Description of Variable Annuity Contracts
15	9		Annuity Period
15	10		Death Benefit
16	11		Purchases and Contract Value
16	12		Redemptions
20	13		Taxes
22	14		Legal Proceedings
	15		Table of Contents of the Statement of Additional Information

PAGE NO.	ITEM NO.		Part B—INFORMATION REQUIRED IN A STATEMETN OF ADDITIONAL INFORMATION

23			Cover Page
24	17		Table of Contents
26	18		General Information and History
27	19		Investment Objectives and Policies
28	20		Management
31	20		Compensation Table
32	21		Investment Advisory and Other Services
34	22		Brokerage Allocation
35	23		Purchase and Pricing of Securities Being Offered
35	24		Underwriters
36	25		Calculation and Performance Data
36	26		Annuity Payments
37	27		Financial Statements

PAGE NO.	ITEM NO.		Part C—OTHER INFORMATION

			Cover Page
	28	(a)	Financial Statements and Exhibits
1	28	(b)	List of Exhibits
2	29		Directors and Officers of the Insurance Company
3	30		Persons Controlled by or under Common Control with Registrant
4	31		Number of Contractowners
4	32		Indemnification
4	33		Business and Other Connections of Investment Adviser
4	34		Principal Underwriters
5	35		Location of Accounts and Records
5	36		Management Services
5	37		Undertakings

THE PAUL REVERE VARIABLE

ANNUITY CONTRACT ACCUMULATION FUND

PROSPECTUS

April 29, 2004 (R)

•	“Level Charge” Variable Annuity Contracts

•	Individual Variable Annuity Contracts

•	Group Variable Annuity Contracts

WORCESTER, MASSACHUSETTS

(508) 799-4441

(R)

WORCESTER, MA 01608

PROSPECTUS

THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

VARIABLE ANNUITY CONTRACTS

SOLD BY

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

WORCESTER, MASSACHUSETTS 01608

508-799-4441

This Prospectus describes the following Variable Annuity Contracts (“Contracts”) offered by The Paul Revere Variable Annuity Insurance Company (“Company”). They are:

1.	Flexible Purchase Payment Variable Annuity Contract (“Flexible”);

2.	Single Payment Variable Annuity Contract (“Single”);

3.	Individual “Level Charge” Variable Annuity Contract (“Level”); and

4.	Group Variable Annuity Contract (“Group”).

Note: The public offering of contracts of the Accumulation Fund was discontinued.

No further offering of contracts of the Accumulation Fund is made hereby.

The information contained herein is intended solely for the information and use of holders of contracts previously issued.

The purchase payments received pursuant to these contracts are invested in The Paul Revere Variable Annuity Contract Accumulation Fund (“Accumulation Fund”), a separate account of the Insurance Company. The Accumulation Fund consists of two Series. Series Q is applicable to contracts which were afforded special tax treatment under the Internal Revenue Code (“IRC”) and are commonly referred to as “qualified contracts”. Series N is applicable to all other contracts. Funds may be accumulated and annuity payments made on a variable basis, a fixed basis or a combination variable and fixed basis except with respect to the Group Contract which does not provide for fixed accumulation.

The primary investment objective of both Series of the Accumulation Fund is growth of capital. The assets of the Accumulation Fund will usually be invested in common stock believed to have potential for growth but may, from time to time, be invested in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase that portion of its assets invested in fixed income obligations and held in cash. As the contracts are subject to the risks associated with common stock investment and changing economic conditions, there can be no assurance that the investment objective will be attained.

This Prospectus sets forth information about the Contracts and Accumulation Fund that a prospective investor ought to know before investing and should be kept for future reference. A Statement of Additional Information about the Company, the Accumulation Fund and the Contracts has been filed with the Securities and Exchange Commission and is available, without charge, upon written or oral request by calling Linda Daughetee at (800) 718-8824, or sending a written request to UnumProvident Corporation, c/o Susan Roth, 1 Fountain Square, Chattanooga, Tennessee, 37402. Please refer to page 24 to examine the Table of Contents of the Statement of Additional Information.

These Securities Have Not Been Approved Or Disapproved By The Securities And Exchange Commission Nor Has The Commission Passed Upon The Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

Please read this Prospectus carefully and retain it for future reference. The date of this Prospectus is April 29, 2004. The date of the Statement of Additional Information is April 29, 2004.

DEFINITIONS

Accumulation Unit—an accounting device used to determine the value of a contract before annuity payments begin, the value of which varies in accordance with the investment experience of the appropriate Series of the Accumulation Fund.

Annuitant—the person or persons whose life determines the duration of annuity payments involving life contingencies.

Annuity—a series of payments generally for life or for life with specified minimums.

Annuity Commencement Date—the date on which annuity payments will begin.

Annuity Unit—an accounting device used to determine the amount of annuity payments.

Contract Owner—the person or entity with legal rights of ownership of the annuity contract.

Fixed Annuity—an annuity with payments fixed in amount throughout the annuity period.

Plan—an employer pension plan, profit sharing plan, or annuity purchase plan under which benefits are to be provided by the Variable Annuity Contracts described herein.

Purchase Payments—payments to the Company, after specific deductions, under an annuity contract.

Variable Annuity—an annuity providing for payments varying in amount in accordance with the investment experience of the appropriate Series of the Accumulation Fund.

SUMMARY

	Flexible* Single* Level* Group* Contracts
Contract Owner Transaction Expenses:
Sales Load Imposed on Purchases (as a percentage of purchase payments)	7.5%	6.0%	5.0%	5.0%
Collection Fee (per payment)	$1.00	$1.00	$1.00	$1.00

	Flexible* Single* Level* Group* Contracts
Annual Expenses (as a percentage of average net assets):
Management Fees	.5%	.5%	.5%	.5%
Mortality and Expense Risk Fees	1.0%	1.0%	1.0%	1.0%
Total Annual Expenses	1.5%	1.5%	1.5%	1.5%

*	See page 11 for full contract name.

If you either surrender or annuitize your contract at the end of the applicable time period, you would have paid the following expenses on a $1,000 investment (or annual $1,000 investments), assuming a 5% annual return on assets:

	Year
	1	3	5	10
Flexible (one time $1000 deposit)	90	120	152	242
Flexible (annual $1000 deposits)	90	315	603	1,628
Single	75	106	138	230
Level/Group	66	96	129	222

This fee table is designed to summarize and illustrate all of the deductions and expenses described on pages 8 and 9 for the contracts offered by this Prospectus. State premium taxes, as described on page 8 may also apply.

General Information:

The Accumulation Fund is registered under the Investment Company Act of 1940 as an open-end diversified investment company. It is the separate account through which the Company sets aside, separate and apart from its general assets, assets attributable to the variable portion of its variable annuity contracts. Registration under the Investment Company Act of 1940 (“1940 Act”) does not involve supervision of management or investment practices or policies by the Securities and Exchange Commission.

Four types of variable annuity contracts are offered by this Prospectus. Three of these contracts are issued to individuals and one is a group contract. Two of the “individual” contracts provide for a series of purchase payments to be made over a period of time and one calls for only a single purchase payment.

These contracts are designed for use in connection with retirement plans, some of which may qualify for federal income tax advantages available under Sections 401, 403, or 408 of the IRC.

This Prospectus generally describes only the variable portion of contracts issued by the Company, except where fixed accumulation or fixed annuity payments are specifically mentioned. Fixed annuities are funded by the Company’s general assets and are not placed in the Accumulation Fund. (see Fixed Accumulation, page 14).

The portion of contract values placed in either Series of the Accumulation Fund are subject to the investment risks inherent in any equity investment. These risks include changing economic conditions as well as the risks inherent in management’s ability to make appropriate investment choices. There is no guarantee under a variable annuity contract that the variable annuity payments or the accumulation values will equal or exceed total purchase payments.

All contracts contain the Company’s promise that on the annuity commencement date, the contract owner or annuitant may elect to have provided an annuity payable for the lifetime of the annuitant provided the initial monthly annuity payment equals or exceeds $25. If the initial monthly annuity payment would be less than $25, payment shall be made at less frequent intervals or the value of the account shall be distributed in a lump sum as selected by the annuitant. The annuity payment will be based on the contract value and in case of variable annuity payments, will be affected only by the investment performance of the appropriate Series of the Accumulation Fund and not by adverse mortality experience or by increases in the Company’s expenses above those assumed and for which deductions are provided for in the contract. Owners of individual contracts and participants in group contracts to which variable accumulation units are credited, have the right to vote on particular questions affecting the management of the Accumulation Fund. (see Voting Rights, page 16)

Withdrawal or redemption of funds from certain contracts may result in tax penalties. (see Taxes, page 20)

SELECTED PER UNIT DATA AND RATIOS (a)

	Year Ended December 31,
SERIES N (Non-qualified)	2003	2002	2001	2000	1999(b)

Investment income	$0.087	$0.094	$0.090	$0.094	$0.083

Expenses	0.199	0.204	0.251	0.397	0.296

Net investment loss	(0.112)	(0.110)	(0.161)	(0.303)	(0.213)

Net realized and unrealized gains (losses) on investments	2.241	(4.563)	(5.177)	(1.498)	5.894

Net increase (decrease) in net asset value of accumulation unit net asset value	2.129	(4.673)	(5.338)	(1.801)	5.681

Beginning of year	9.002	13.675	19.013	20.814	15.133

End of year	$11.131	$9.002	$13.675	19.013	$20.814

Ratio of operating expenses to average accumulation fund balance	2.00%	1.91%	1.70%	1.64%	1.62%

Ratio of net investment income (loss) to average accumulation fund balance	(1.12)%	(1.03)%	(1.09)%	(1.25)%	(1.16)%

Portfolio turnover rate	83%	104%	78%	101%	103%

Number of accumulation units outstanding at end of year (in thousands)	156	163	182	263	342

(a)	The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.
(b)	See the Report of Independent Auditors, Part B, under Statement of Additional Information.

SELECTED PER UNIT DATA AND RATIOS (a)—(Continued)

	Year Ended December 31,
SERIES N (Non-qualified)	1998(b)	1997(b)	1996(b)	1995(b)	1994(b)

Investment income	$0.096	$0.135	$0.137	$0.117	$0.099

Expenses	0.212	0.166	0.134	0.109	0.102

Net investment loss	(0.116)	(0.031)	0.003	0.008	(0.003)

Net realized and unrealized gains (losses) on investments	3.891	2.660	1.459	1.769	(0.023)

Net increase (decrease) in net asset value of accumulation unit net asset value	3.775	2.629	1.462	1.777	(0.026)

Beginning of year	11.358	8.729	7.267	5.490	5.516

End of year	$15.133	$11.358	$8.729	$7.267	$5.490

Ratio of operating expenses to average accumulation fund balance	1.63%	1.67%	1.69%	1.71%	1.73%

Ratio of net investment income (loss) to average accumulation fund balance	(0.90)%	(0.31)%	0.04%	0.13%	(0.05)%

Portfolio turnover rate	143%	139%	94%	67%	62%

Number of accumulation units outstanding at end of year (in thousands)	475	530	566	586	604

(c)	The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.
(d)	See the Report of Independent Auditors, Part B, under Statement of Additional Information.

SELECTED PER UNIT DATA AND RATIOS (a)—(Continued)

	Year Ended December 31,
SERIES Q (Qualified)	2003	2002	2001	2000	1999

Investment income	$0.093	$0.099	$0.094	$0.117	$0.094

Expenses	0.172	0.180	0.226	0.374	0.277

Net investment loss	(0.079)	(0.081)	(0.132)	(0.257)	(0.183)

Net realized and unrealized gains (losses) on investments	2.272	(4.481)	(4.577)	(1.398)	5.280

Net increase (decrease) in net asset value of accumulation unit net asset value	2.193	(4.562)	(4.709)	(1.655)	5.097

Beginning of year	9.295	13.857	18.566	20.221	15.124

End of year	$11.488	$9.295	$13.857	18.566	$20.221

Ratio of operating expenses to average accumulation fund balance	1.67%	1.63%	1.55%	1.57%	1.56%

Ratio of net investment income (loss) to average accumulation fund balance	(0.77)%	(0.73)%	(0.90)%	(1.08)%	(1.03)%

Portfolio turnover rate	83%	102%	79%	102%	98%

Number of accumulation units outstanding at end of year (in thousands)	826	859	925	1,187	1,385

(e)	The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.
(f)	See the Report of Independent Auditors, Part B, under Statement of Additional Information.

SELECTED PER UNIT DATA AND RATIOS (a)—(Continued)

	Year Ended December 31,
SERIES Q (Qualified)	1998(b)	1997(b)	1996(b)	1995(b)	1994(b)

Investment income	$0.116	$0.177	$0.153	$0.119	$0.081

Expenses	0.202	0.159	0.133	0.096	0.073

Net investment loss	(0.086)	0.018	0.020	0.023	0.008

Net realized and unrealized gains (losses) on investments	3.836	2.723	1.551	1.711	(0.020)

Net increase (decrease) in net asset value of accumulation unit net asset value	3.750	2.741	1.571	1.734	(0.012)

Beginning of year	11.374	8.633	7.062	5.328	5.340

End of year	$15.124	$11.374	$8.633	$7.062	$5.328

Ratio of operating expenses to average accumulation fund balance	1.57%	1.59%	1.57%	1.55%	1.55%

Ratio of net investment income (loss) to average accumulation fund balance	(0.67)%	0.18%	0.24%	0.38%	0.17%

Portfolio turnover rate	143%	130%	78%	64%	64%

Number of accumulation units outstanding at end of year (in thousands)	1,715	1,887	2,093	5,491	5,597

(g)	The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.
(h)	See the Report of Independent Auditors, Part B, under Statement of Additional Information.

DESCRIPTION OF THE COMPANY

AND THE ACCUMULATION FUND

The Company, with an address of 18 Chestnut Street, Worcester, Massachusetts, is a stock insurance company organized under the laws of Massachusetts. Its principal business is the sale and administration of life and annuity insurance policies. The Company was organized on August 6, 1965. The Accumulation Fund was organized on December 22, 1965 and is registered as a diversified open-end investment company under the 1940 Act.

Under Massachusetts law, regulation of the Company by the Insurance Commissioner of Massachusetts includes regulation of its Accumulation Fund which is not a separately incorporated entity.

The Company is a wholly-owned subsidiary of The Paul Revere Life Insurance Company, a Massachusetts corporation. The Paul Revere Life Insurance Company is wholly-owned by The Paul Revere Corporation (“Paul Revere”), a Massachusetts corporation with its principal office at 18 Chestnut Street, Worcester, Massachusetts 01608. Paul Revere is a holding company for its direct and indirect wholly owned subsidiaries of The Paul Revere Life Insurance Company, The Paul Revere Variable Annuity Insurance Company, and other non-insurance affiliates. Paul Revere is a wholly owned subsidiary of UnumProvident Corporation, a Delaware corporation with its principal office at 1 Fountain Square, Chattanooga, Tennessee 37402.

Income, gains and losses, whether or not realized, resulting from assets allocated to the Accumulation Fund are, in accordance with applicable variable annuity contracts, credited to or charged against the Accumulation Fund without regard to other income gains or losses of the Company. For this purpose, each Series of the Accumulation Fund under Massachusetts law may not be charged with liabilities arising out of any other business of the Company to the extent they are set aside for variable annuity contracts. However, obligations arising under such contracts are the obligation of the Company.

The Accumulation Fund consists of two Series. Series Q is made up of qualified contracts which were afforded special tax treatment under the IRC. Series N is made up of all other contracts.

A.	Investment Policies and Restrictions

The fundamental investment policies and restrictions of the Accumulation Fund (including Series Q and Series N) are enumerated in Items 1 and 4 through 10 below. They may not be changed without the approval of a majority in interest of contracts having a voting interest in the Accumulation Fund. A majority as used in this Prospectus, means (a) 67% or more of the voting interests of the contract owners present and entitled to vote if voting interests of over 50% are present or represented by proxy or (b) more than 50% of the voting interest in the Accumulation Fund, whichever is less. Items 2, 3 and 11 through 15 are not fundamental investment policies and may be changed by the Board of Managers.

1. The growth of capital is the primary investment objective of the Accumulation Fund. Assets of the Accumulation Fund, including any earned income and realized capital gains, shall be kept fully invested except for reasonable amounts held in cash to meet current expenses or normal contract payments and for reasonable amounts held for temporary periods pending investment in accordance with the investment policy.

2. Common stocks believed to have potential for growth will usually constitute a major portion of the Accumulation Fund portfolio but in keeping with the objective of growth of capital, the investments may be made from time to time in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase the portion of its assets invested in fixed income obligations and held in cash.

3. Investments of the Accumulation Fund are controlled by provisions of Sections 132H, Chapter 175 of the General Laws of Massachusetts. In general, this releases the Accumulation Fund assets from investment restrictions applicable to life insurance company reserve investments, limits investments in securities of any one issuer to 10% of the value of the Accumulation Fund assets and requires common stock purchases to be listed or admitted to trading on a securities exchange located in the United States or Canada or to be traded in the over-the-counter securities market. Such section as may be amended from time to time will be followed.

The Accumulation Fund will not:

4. Acquire more than 5% of the voting securities of any one issuer.

5. Purchase the securities of an issuer, if, immediately after and as a result of such purchase, the value of its holdings in the securities of such issuer shall exceed 5% of the value of its total assets.

6. Invest more than 25% of the value of its assets in any one industry.

7. Engage in the purchase or sale of interests in real estate which are not readily marketable.

8. Borrow money except from banks as a temporary measure for extraordinary or emergency purposes and then not to exceed 5% of the value of its assets.

9. Engage in the purchase or sale of commodities or commodity contracts.

10. Act as an underwriter of securities of another issuer (except where the Accumulation Fund may be deemed to be a statutory underwriter in connection with the disposition of restricted securities).

11. Make purchases on margin, except such short-term credit as is necessary for clearance of transactions.

12. Make short sales of securities.

13. Invest for the purpose of exercising control or management.

14. Purchase securities of other investment companies except (i) of closed-end companies in the open market at customary brokerage commissions and then with an aggregate investment in such securities not exceeding 5% of the value of its assets and the total outstanding voting interest in any one such investment company not to exceed 3% or (ii) as a part of a merger or consolidation.

15. Invest in excess of 10% of the value of its assets in restricted securities.

As of the year ended December 31, 2001, the Accumulation Fund did not engage in the purchase or sale of interests in real estate, invest in repurchase agreements or non-negotiable time deposits maturing in more than seven days, or make loans of securities. The Accumulation Fund has never engaged in puts, calls or straddles and has no intention to do so at the present time.

B.	Principle Risk Factors

The Accumulation Fund invests in a diversified portfolio of common stocks. Common stocks are inherently volatile and their prices may decline substantially at times due to economic, competitive, regulatory, or other factors. In addition, the portfolio’s returns may differ materially from its benchmark, the Russell 1000 index, due to differences in industry weightings and specific stock weightings. The Accumulation Fund generally invests in mid- to-large capitalization growth stocks and this class of stocks may also perform materially differently from the Russell 1000 index for long periods of time due primarily to changes in forecasted relative earnings and interest rates.

MANAGEMENT

The property and business of the Accumulation Fund are managed by a Board of Managers selected by the owners of the contracts to which variable accumulation units are credited. A majority of the Accumulation Funds five managers are not deemed to be “interested persons” of the Accumulation Fund or the Company as defined in the 1940 Act.

The Board of Managers has the following responsibilities and duties: a) to select and approve annually an independent certified public accountant, b) to execute and approve annually an agreement providing for sales and administrative services, c) to execute and approve annually an agreement providing for investment advisory services, d) to recommend any changes in the fundamental investment policies of the Accumulation Fund, and e) to authorize all investments of the assets of the Accumulation Fund in accordance with the fundamental investment policies of the Accumulation Fund, and to submit semi- annual and annual reports to the contract owners.

The Company pursuant to a written agreement currently acts as Investment Advisor and Administrative Manager of the Accumulation Fund and also assumes certain expenses and mortality and expense risks in connection with the variable annuity contracts.

Pursuant to the Investment Advisory Agreement between the Accumulation Fund and the Company, the Company is authorized, and has employed, at its own expense, the services of an Investment Sub-Advisor. An Investment Sub-Advisory Agreement between the Company and MFS Institutional Advisors, Inc. (“MFSI”), formerly MFS Asset Management, Inc., went into effect on August 16, 1984. MFSI is registered with the Securities and Exchange Commission as an investment advisor. Its principal offices are located at 500 Boylston Street, Boston, Massachusetts 02116. MFSI serves as investment advisor to substantial private and institutional accounts. MFS serves as investment advisor to certain mutual fund and insurance company separate accounts. As of December 31, 2003, Massachusetts Financial Services Company (“MFS”) and its subsidiaries including MFSI, had over $140.3 billion in assets under management, which included over $16.8 billion in assets, managed by MFSI. Under the Sub-Advisory Agreement, MFSI will provide the Board of Managers with an investment program for their consideration and will execute the program approved by the Board.

This Sub-Advisory Agreement was approved by a majority of the members of the Board of Managers who were not interested persons of the Accumulation Fund, the Company or MFS. The continuation of both agreements was approved by a vote of the majority of the Board of Managers who were not interested persons and by a majority of the entire Board on February 27, 2003.

Both agreements shall continue in full force and effect unless terminated by the Board of Managers of the Accumulation Fund or by a vote of the majority in interest of the contracts, which termination may be accomplished without the payment of any penalty with not more than 60 days written notice. Both agreements shall (i) automatically terminate upon assignment by either party; (ii) continue in effect from year to year, after it has been in effect for two years, only if approved annually by a vote of a majority of the Board of Managers of the Accumulation Fund who are not parties to the agreements or not interested persons of any of the parties to the agreement.

DEDUCTIONS AND EXPENSES

A.	Sales and Administrative Functions and Expenses

The Company acts as principal underwriter and performs detailed administrative functions relative to the variable annuity contracts offered by this Prospectus and the Accumulation Fund. The Company incurs distribution costs which exceed the sales charges received in the first contract year and finances these excess costs. This financing procedure results in no additional expenses to the Accumulation Fund.

As a consequence of an Asset Transfer and Acquisition Agreement entered into by Provident Companies, Inc., et. al. and American General Corporation, et. al., dated as of December 8, 1997, and the Separate Account Administrative Services Agreement entered into in June 1998. The Variable Annuity Life Insurance Company became the Administrator of the Accumulation Fund. The change in Administrator does not result in any changes in administrative or sales fees.

The total amounts received by the Company in connection with the sales and administrative functions in 2003, 2002, and 2001 were $201, $48 and $121, respectively.

1. Sales Charges

Sales charges deducted from purchase payments received are in accordance with the following:

(a) Flexible Purchase Payment Variable Annuity Contracts.

	Purchase Sales Payments Charge
1st	$15,000	7.5%
Next	10,000	6.0
Next	25,000	5.0
Next	50,000	4.0
Over	100,000	2.0

(b) Single Payment Variable Annuity Contracts.

First	$25,000	6.0%
Next	25,000	3.0
Over	50,000	1.5

(c) Level Variable Annuity Contracts.

Sales charge equals 5% of each purchase payment.

(d) Group Variable Annuity Contracts.

(i) For contracts with anticipated annual purchase payments under $50,000—5%.

(ii) For contracts with anticipated annual purchase payments of $50,000 or more—2% plus a charge of the lesser of $50 or 0.5% of amount withdrawn except payments upon the death of a participant.

(iii) No sales charge on an initial purchase payment of $250,000 if being transferred from another Section 403(b) plan. Funds in the hands of the Company or its parent, The Paul Revere Life Insurance Company, may be transferred without charge, once each year, into a variable annuity contract if the funds are already held in connection with a plan qualifying under Section 403(b) of the IRC.

2. Collection Fee

A collection fee for administrative expenses incurred in processing purchase payments in the amount of $1 is deducted from each purchase payment. This collection fee is not guaranteed and may be increased up to a maximum of $3 if necessary to reflect actual administrative expenses.

3. State Premium Taxes

The Company will, where such taxes are imposed by state law, make a deduction for premium taxes when incurred, which could be (i) at the annuity commencement date, (ii) when total surrender occurs or (iii) when premiums are paid. It is the Company’s practice to compute and deduct at the time of receipt of each purchase payment a charge for premium tax only upon that portion equal to the sales charges and collection fee delaying the charge on other amounts until the annuity commencement date. The Company gains no special benefit from its charge for premium taxes. The 0% to 3.5% premium tax rates vary by state and are subject to change by legislation, administrative interpretation or judicial acts.

B.	Investment Advisory Fees

The Company, as the Investment Advisor and Administrative Manager of the Accumulation Fund, assesses a service charge as of each valuation, which, on an annual basis, equals 0.50% of the average daily net asset value of each Series of the Accumulation Fund.

MFSI, pursuant to an Investment Sub-Advisory Agreement with the Company, receives an advisory fee in an amount each month equal, on an annual basis, to 0.35% of the average daily net assets of the Accumulation Fund. This fee does not affect the charges made by the Company to the Accumulation Fund.

The advisory fee paid to the Company for the three years 2003, 2002 and 2001, amounted to $51,628, $58,425 and $95,034, respectively. The fees paid to MFSI by the Company in 2003, 2002 and 2001, were $35,496, $42,240 and $69,809, respectively.

C.	Expense and Mortality and Expense Risk Assumptions

Although variable annuity payments will vary in accordance with investment performance of the Series of the Accumulation Fund in which the reserves are invested, the Company assures that the payments will not vary by reason of either increased life expectancy or increased expenses to amounts in excess of expense amounts provided for in the contract.

The Company, as the Sales and Administrative Manager of the Accumulation Fund, in return for a charge to the Accumulation Fund on each valuation in an amount which on an annual basis equals 1% of the average daily net asset value of the Accumulation Fund, assumes the risks that (i) annuitants may live longer than foreseen in the actuarial estimates of life expectancies; (ii) the aggregate purchase payments may exceed the redemption value as of the date of death of the annuitant (See Payments at Death, page 13); and (iii) charges by the Company for services and expenses as provided by the contract may not prove sufficient to cover the actual expenses. It is the opinion of the Company that an appropriate estimate of the division of the charge would attribute 0.55% to (i) and (ii) and 0.45% to expenses and (iii) but there has not been sufficient experience in this area to provide other than an estimate. If these charges prove insufficient the loss will fall on the Company. The charges for expense and mortality and expense risk assumed for the 3 years 2003, 2002 and 2001, amounted to $103,256, $116,851 and $190,069, respectively.

At the present time, the Company believes that there are no statutory or regulatory limitations on expenses that may be deducted from the Accumulation Fund but assures that all expense deductions (i.e., Company charges and direct expenses other than for taxes, such as charges for investment advisory service and expense and mortality and expense risk assumptions, audit expenses and fees and expenses of the Board of Managers) will not annually exceed 2% of the average daily net asset value of the Accumulation Fund.

D.	Brokerage Expenses and Portfolio Turnover

MFSI in its capacity as sub-advisor selects the securities for purchase and sale by the Accumulation Fund. The Company has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments, as it is the Company’s policy to place orders with the primary objective of obtaining the most favorable price and execution. Consideration may be given in the allocation of business, however, to services provided by a broker, including the furnishing of statistical data and research, if the commissions charged are reasonable.

Under the Sub-Advisory Agreement and as permitted by Section 28 (e) of the Securities Exchange Act of 1934, MFSI may cause the Accumulation Fund to pay a broker-dealer who provides brokerage and research services to the Accumulation Fund and to MFSI, an amount of commission for effecting a securities transaction for the Accumulation Fund in excess of the amount another broker-dealer would have charged for the transaction. This will be done if MFSI determines in good faith that the greater commission is reasonable in relation to the value of the brokerage research services provided by the executing broker-dealer viewed in terms of either a particular transaction or MFSI’s overall responsibility to the Accumulation Fund or to its other clients.

The advisory fee paid by the Company to MFSI will not be reduced as a consequence of MFSI’s receipt of brokerage and research services. To the extent that the Accumulation Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Accumulation Fund will exceed those that might otherwise be paid by an amount which cannot be determined. Such services are useful and of value to MFSI in serving both the Accumulation Fund and other clients and conversely such service obtained by placement of brokerage business of other clients would be useful to MFSI in carrying out its obligations to the Accumulation Fund. While such services are not expected to reduce the expenses of MFSI, through the use of the services, MFSI avoids the additional expense which would be incurred if it should attempt to develop comparable information through its own staff.

Brokerage commissions paid in the years ended December 31, 2003, 2002 and 2001, amounted to $24,508, $32,423 and $31,653, respectively. Stated as a percentage of gross purchase payments received, brokerage commissions aggregated 379%, 1008% and 210%, for these three periods. Brokerage commissions were paid to 82 brokers in 2003. In the years ended December 31, 2003, 2002, and 2001 the aggregate rates of portfolio turnover were 83%, 102% and 79%, respectively. The 2002 portfolio turnover rate was greater than 100% due to volatile market conditions and active trading by portfolio managers.

DESCRIPTION OF CONTRACTS

A.	Types of Contracts

The Company is registered with the Securities and Exchange Commission as a broker dealer and is a member of the National Association of Securities Dealers, Inc. The variable annuity contracts will be sold by registered representatives of the Company who are also licensed with the State Insurance Department for the sale of such contracts.

There are 4 types of variable annuity contracts offered by this Prospectus. They are:

1.	Flexible Purchase Payment Variable Annuity Contract.

The Flexible Contract provides for purchase payments to be made in the amounts and at such times as the contract owner desires with certain contract limits and limits provided for by the IRC when contracts are issued in connection with plans qualifying for special tax treatment.

2.	Single Payment Variable Annuity Contract.

The Single Contract provides for additional payments after the first only at the option of the Company.

3.	Individual “Level Charge” Variable Annuity Contract.

The Level Contract is designed to be issued to an individual qualifying for tax deferred treatment under Section 403(b) of the IRC.

4.	Group Variable Annuity Contract.

The Group Contract is issued as a master group contract to an employer in connection with a plan qualifying under Section 403(b) of the IRC. Each participant employee is issued a certificate evidencing his interest in the Accumulation Fund which at all times is fully vested.

All Contracts except Group provide for accumulation of values within the general assets of the Company as well as the Accumulation Fund.

The Company reserves the right to reject any application. If an initial purchase payment cannot be credited within 5 business days of receipt by the Company it will be returned to the payor immediately unless the applicant consents to its being held for a longer period. Initial purchase payments accompanied by properly completed applications will be credited no later than 2 business days following receipt.

Any inquiries concerning these Contracts can be made at the principal offices of the Company, 18 Chestnut Street, Worcester, Massachusetts 01608.

B.	Purchase Payment Provisions

Purchase payments are payable to the Company at its Home Office. In the case of Flexible Contracts each purchase payment must be at least $50 except when paid by pre-authorized check plan or under a payroll deduction plan when the minimum purchase payment is $25. In the case of Level Contracts, the minimum purchase payment is $25. Purchase payments for Group Contracts must aggregate a minimum of $300 annually with respect to each participant. The minimum initial purchase payment under a Single Contract is $2,500. Subsequent payments may be made only with the consent of the Company.

Under Flexible Contracts the maximum purchase payment is $2,500 except where a larger purchase payment is being made on a regular basis. In such case the maximum purchase payment that can be made in any contract year without the consent of the Company is an amount 3 times the amount paid in the first contract year.

Purchase payments for Level and Group Contracts must be made monthly or such other frequency agreed to by the Company.

Under all contracts and certificates (in the case of Group Contracts) the purchase payment, net of sales charge, deductions for applicable premium tax charge and collection fee or contract charge (in the case of Single Contracts) will be credited to the contract (or certificate) as accumulation units. The number of accumulation units to be credited will be determined by dividing the net purchase payment by the value of an accumulation unit next determined after receipt of the purchase payment (or the issue of the contract or certificate in the case of an initial purchase payment.)

C.	Accumulation Units

Accumulation units are a measure of the value of the contract before the annuity commencement date. Accumulation units are credited separately for variable and fixed accumulations. The number of accumulation units credited is equal to the net purchase payment applied divided by the value of the accumulation unit next determined following the receipt of the purchase payment by the Company at its Home Office (or the issue of the contract or certificate). The number of accumulation units credited is not changed by any subsequent variation in the value of an accumulation unit. The value of variable accumulation units will vary from valuation to valuation reflecting the investment experience of the Accumulation Fund.

The value of a variable accumulation unit for each Series is determined as of a valuation date by dividing (a) the net asset value of that Series of the Accumulation Fund by (b) the number of accumulation units within that Series. Changes in the value of a Series of the Accumulation Fund depend on investment experience, such as, realized and unrealized capital gains and losses on portfolio securities and upon net income from such securities.

D.	Net Asset Value

The net asset value of a Series of the Accumulation Fund is determined each business day of the Company as of the close of the New York Stock Exchange and on such other business days when there is sufficient activity in the portfolio securities of the Series to affect the value thereof by adding the cash held plus the value of securities plus other assets and subtracting any liabilities or obligations chargeable to the Series. Securities are valued at the closing price for such securities traded on organized exchanges and at the last bid price for non-traded securities and securities not traded on an organized exchange. Other assets including restricted securities are valued at fair value as determined in good faith by or under the direction of the Board of Managers. Obligations chargeable are (i) incurred expenses for audit (ii) fees and expenses of the Board of Managers and (iii) charges made by the Company for expenses and mortality and expense risk assumed and investment management and advisory services in an amount which on an annual basis is not to exceed 2.0% of the average daily net asset value of the Series of the Accumulation Fund.

E.	Annuity Unit

1.	Value of Variable Annuity Unit

The value of a variable annuity unit as of any valuation date is determined by multiplying the value of the preceding annuity unit value by a factor to neutralize the assumed net investment rate (3 1/2% or 5% per annum as selected by the contract owner and included in the annuity tables used to determine the first payment) and further multiplied by the ratio of the value of a variable accumulation unit as of the current valuation to the value of a variable accumulation unit of the preceding valuation. The number of variable annuity units determining annuity payments remains constant once the number has been determined. Generally, the election of the 5% net investment rate will produce higher initial annuity payments but such payments will rise more slowly or fall more rapidly than annuity payments based on 3 1/2% assumed net investment rate under conditions of similar investment performance.

2.	Amount of Monthly Annuity Payments

The number of annuity units determining each monthly annuity payment is equal to (a) the value applied to provide the annuity payment (less any applicable premium tax); multiplied by (b) the applicable annuity purchase rates; and divided by (c) the annuity unit value when the number is being determined. The number of annuity units will remain fixed unless the units are split as described herein.

Each monthly annuity payment will be equal to the number of annuity units as determined above, multiplied by the value of an annuity unit determined in the daily valuation two weeks preceding the date on which payment is due, but in no event as of a time preceding the effective date of the contract. The amount of each variable annuity payment will vary from month to month depending on the investment experience of the appropriate Series of the Accumulation Fund but the Company guarantees that the amount of each payment will not be affected by variations in mortality experience among annuitants or by expenses incurred in excess of expense assumptions. (see Expense and Mortality and Expense Risk Assumptions, page 16).

F.	Payments to Annuitants

1.	Annuity Settlement Options

Under the variable annuity contracts offered by this Prospectus, the contract owner or participant in a group contract may elect to have the annuitant receive variable annuity benefit payments in accordance with one or more of the options described below under each of which payments will be made from the Accumulation Fund. If no option is selected, Option I with 120 monthly payments guaranteed will be assumed to have been elected.

Option I—Variable Life Annuity with 120 or 240 monthly payments guaranteed. A variable annuity payable monthly during the lifetime of the annuitant ceasing with the last monthly payment due immediately preceding or coincident with the annuitant’s death with a guarantee if, at the death of the annuitant, payments have been made for less than 120 months or 240 months, as selected, variable annuity payments will be continued to the beneficiary during the remainder of the guaranteed period.

Option II—Unit Refund Variable Life Annuity. A variable annuity payable for a period certain and after that during the lifetime of the annuitant. The number of period certain payments is equal to the amount applied under the option divided by the amount of the first annuity payment, provided however, that the final period certain payment shall be multiplied by that part of the answer to the above calculation which is not a whole number.

Option III—Joint and Survivor Variable Life Annuity. A variable annuity payable monthly during the joint lifetime of the primary annuitant and a secondary annuitant and continuing during the lifetime of the survivor. Since there is no minimum number of payments guaranteed it would be possible under this option for only one monthly annuity payment to be made, if the annuitant and the secondary annuitant both die prior to the due date of the second payment; or only two if they both died before the third, etc.

Option IV—Variable Life Annuity. A variable annuity payable monthly during the lifetime of the annuitant and ceasing with the last monthly payment due immediately preceding or coincident with the annuitant’s death. Since there is no minimum number of payments guaranteed, it would be possible under this option for only one monthly payment to be made if the annuitant dies prior to the due date of the second payment; or only two if death were before the third, etc.

Additional annuity options as may be agreed to by the Company are available.

2.	Fixed Annuity Options

In lieu of any options payable from the Accumulation Fund, the contract owner or participant may, on 30 days written notice of the Company prior to the annuity commencement date, specify that all or part of the value of the contract, less any applicable premium taxes not previously charged for, may be applied to provide a fixed annuity. The annuity purchase rates will be determined from either the rate table set forth in the contract or the Company’s published rate tables applicable on the day the first monthly payment falls due, whichever is more favorable to the annuitant. A fixed annuity is payable from the Company’s general assets and does not participate in the investment experience of the Accumulation Fund.

3.	Provisions Affecting Annuity Benefit Payments

If the initial monthly annuity payment would be less than $25, payments shall be made at less frequent intervals or the values of the participant’s interest shall be distributed in a lump sum as selected by the contract owner or participant.

G.	Payments at Death

If an annuitant dies prior to the annuity commencement date, the redemption value of the contract will be payable to the beneficiary named in the contract. If the redemption value as of the valuation following the date of death is less than the total amount of purchase payments made adjusted for partial withdrawals or redemptions, the Company will also pay a death benefit from its general assets equal to the difference between the adjusted purchase payments and the redemption value.

At the death of the annuitant after the annuity has commenced, if no other provision for settlement is applicable, the amount payable, if any, will be determined as of the valuation following the date of election, which may be made within 60 days of the date of death by the beneficiary and paid in one sum to the beneficiary on receipt of acceptable proof of death by the Company at its Home Office. The beneficiary may, within 60 days following such death, elect in lieu of a lump sum payment to receive annuity payments subject to the provisions of the contract as to minimum amounts and time of election in accordance with Option I or IV or elect to have the amount payable, if any, remain in the Accumulation Fund to the credit of the beneficiary. Payment options in lieu of lump sum payment shall not be available to any estate, fiduciary, corporation, partnership or association without the consent of the Company.

A beneficiary entitled to receive payments not based on life contingencies may elect a single sum payment equal to the value of the contract.

H.	Early or Deferred Commencement Dates

The contract provides for monthly annuity benefit payments beginning on a selected annuity commencement date. However, upon written request to the Company, the contract owner or participant may change this date by electing a prior annuity commencement date or, with the Company’s consent, a later annuity commencement date.

I.	Redemption

The redemption value of any contract on any date prior to the annuity commencement date is the product of the number of accumulation units credited to the contract multiplied by the value of an accumulation unit as the valuation next following receipt of the written request for redemption at the Home Office of the Company. The contract owner or participant may redeem his contract in whole or in part at any time prior to the annuity commencement date for an amount not exceeding its redemption value provided that the value of the contract following any partial redemption shall at least equal the minimum initial payment required to purchase such contract. The Company reserves the right to require the surrender of the variable annuity contract upon its termination.

Payment for any redemption will be made within 7 days following receipt of the request at the Home Office of the Company. The right of redemption may be suspended or the date of payment postponed (a) for any period (i) during which the New York Stock Exchange is “closed” for other than weekends or holidays or (ii) during which trading on the New York Stock Exchange is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal of securities of the Accumulation Fund is not reasonably practical or (ii) it is not reasonably practical for the Accumulation Fund to clearly determine the value of its net assets; or (c) for such other period as the Securities and Exchange Commission by order permits for the protection of the contract owners.

J.	Voting Rights

Individual Contract owners and participants in Group Contracts described in this Prospectus (whether prior to or after the annuity commencement date) will be entitled to vote at meetings of the Accumulation Fund with respect to: (i) any change in fundamental investment or other policies of the Accumulation Fund requiring approval of interests therein; (ii) approval of the Investment Advisory Agreement; (iii) election of members of the Board of Managers of the Accumulation Fund; (iv) ratification of an independent certified public accountant for the Accumulation Fund; and (v) any other business which may properly come before the meeting.

The number of votes to which a contract owner or participant is entitled is equal to the number of variable accumulation units credited to his contract or certificate as of an evaluation not earlier than 120 days nor later than 30 days prior to the meeting as selected by the Board of Managers. Persons with a voting interest will be given written notice of the meeting and of the number of votes to which such person is entitled. Voting may be in person or by proxy. The Home Office and Agency retirement plans of the Paul Revere Life Insurance Company held a voting interest of 43% of the total vote as of December 31, 1999.

K.	Miscellaneous Provisions

1.	Ownership Rights and Limitations

During the lifetime of the annuitant, the contract owner or participant may, subject to the rights of any designated irrevocable beneficiary or any assignee, exercise any rights and enjoy any privileges granted by the contract including the right to designate, change or revoke any beneficiary nomination and to designate a new contract owner. Any change of beneficiary or ownership or assignment of the contract or of any benefit under it shall not be binding upon the Company unless filed at its Home Office.

The Company may rely upon the correctness of information, notice and other material furnished it by the contract owner or participant including any determination of classification of any party thereto. The contract owner shall in no event be considered an agent of the Company for any purposes under these contracts.

To the extent permitted by law, no annuitant, contingent annuitant, beneficiary or participant shall have the right to assign, alienate, encumber, anticipate or commute any benefit or payment under the contract and no payment shall be subject by attachment or otherwise to claims of creditors of any contract owner, participant, annuitant, a secondary annuitant or beneficiary.

2.	Transfer and Exchange Privileges

Once each calendar year a contract owner (except under a Group Contract) may direct the Company to transfer all or a portion of a variable accumulation value to the general assets of the Company to provide fixed accumulation value, or all or a portion of any fixed accumulation to the variable accumulation value of the contract. The transfer will be made without charge to the contract owner and will be effected at current value at the valuation next following the receipt of the request in the Home Office of the Company. The privileges of exchange and transfer may be discontinued or modified at any time by the Company.

3.	Splitting Units

The Company reserves the right to split the value of an accumulation unit, an annuity unit, or both, if such action is deemed to be in the best interest of the contract owner, annuitant and the Company. In effecting any split of unit value, strict equity will be preserved and the split will have no material effect on the benefits, provisions, or investment return of the contract owner, participant, annuitant, beneficiary or to the Company. A split may be effected to either increase or decrease the number of units.

4.	Adjustments

The contract owners, participants, annuitants, contingent annuitants and beneficiaries are required to furnish all information and evidence which the Company may reasonably require in order to administer the contract. If the age, sex or other relevant facts with respect to any participant, annuitant, contingent or beneficiary are misstated, the amount of any benefit payable shall be payable on the basis of correct information. Any underpayment by the Company will be paid in full with the next payment due following the determination of the true facts and any overpayment may be deducted with interest at the rate of 5% per annum for any amounts payable thereafter or charged to the person overpaid or his representative. The Company may require proof of age before making any annuity payments and reserves the right to require evidence satisfactory to it that the annuitant is living on the date on which any annuity payment is due.

5.	Experience Credits—Group Contracts

Experience credits may be allowed on Group Contracts as of any contract anniversary in accordance with the experience credit plan of the Company in force at the time. Any experience credits allowed will be credited or applied in accordance with plan provisions. In no event will experience credits reduce the number of accumulation units credited to the contract or any participant in the Accumulation Fund. The granting of experience credits is at the sole discretion and expense of the Company and it is not obligated to grant such credits. Experience credits will not be available under Individual Contracts.

For each of the last three fiscal years ended December 31, 2003, no experience credits have been granted.

6.	Modification of Group Contracts

The Group Contract may be modified in any respect by written agreement between the contract owner and the Company so long as such modification does not reduce or take away accumulation value credited to a participant or any annuity previously provided under the contract. No such modification by the Company will modify the annuity purchase rates with respect to any accumulation value credited to the contract unless the modification is for the purpose of conforming the contract to requirements of the IRC.

PRIOR CONTRACTS

A.	Flexible Payment Contracts Issued Prior to June 1, 1977

The following contract provisions shall remain in effect for contracts issued prior to June 1, 1977 and shall not apply to contracts issued after that date.

The charge for sales and administration is based upon the aggregate amount of all purchase payments made under the contract, including payments then being made, in accordance with the following:

	Purchase Payments	Total Charges		Sales Charges	Administrative Charges
First	$5,000	8.0%		5.5%	2.5%
Next	5,000	7.5		5.0	2.5
Next	5,000	7.0		4.5	2.5
Next	5,000	6.5		4.0	2.5
Next	5,000	6.0	*	3.5	2.5	*
Next	25,000	5.0	*	2.5	2.5	*
Next	50,000	4.0	*	1.5	2.5	*
Over	100,000	2.0	*	1.25	0.75	*

*	Maximum administrative charge deducted from one purchase payment is $500.

Total purchase payments in force under Individual Flexible Purchase Payment Annuity Contracts issued by the Insurance Company and owned by contract owner, his spouse or his children under age 21 years are combined for the purpose of determining the aggregate amount of purchase payments.

Contracts issued prior to June 1, 1977 shall not be subject to the $1 collection fee assessed against each purchase payment.

B.	Group Contracts Issued Prior to June 1, 1977

The following provisions shall remain in effect for all Group Contracts issued prior to June 1, 1977 and shall not apply to such contracts after that date.

The charge for sales and administration will be 6% of each purchase payment, 3.5% representing the sales charge and 2.5% the administration charge.

A participant may request transfer of the accumulation value credited to any other Group Contract issued by the Company under which the participant also qualifies as a participant or to an Individual Contract issued by the Company, in either case without charge.

Contracts issued prior to June 1, 1977 shall not be subject to the $1 collection fee assessed against each purchase payment.

C.	Group Deposit Administration Variable Annuity Contracts

Prior to 1984, the Company issued Group Deposit Administration Variable Annuity Contracts which were issued as master group contracts to employers or trustees to cover all present and future participants under a plan. The basic features of these contracts were substantially the same as those outlined for contracts in this Prospectus.

Certain of these contracts remain in force and purchase payments are continuing to be received in connection therewith. Such contracts issued between June 1, 1980 and January 1, 1984 were subject to a sales charge based on the aggregate amount of all purchase payments made under the contract including the payment then being made in accordance with the following table.

	Purchase Payments	Sales Charges
First	$15,000	5.0%
Next	10,000	3.5
Next	25,000	2.5
Over	50,000	2.0

Contracts issued between June 1, 1977 and June 1, 1980 were subject to one of two sets of sales charges. Those contracts where the Insurance Company provided service functions including but not limited to assistance in initial establishment of employee benefit plan, plan design, employee booklet preparation, actual evaluation, tax reporting and individual record keeping were subject to the following sales charges:

	Purchase Payments	Sales Charges
First	$15,000	7.5%
Next	10,000	6.0
Next	25,000	5.0
Next	50,000	4.0
Over	100,000	2.0

Contracts to which the Company provided no service functions were subject to the same sales charges as applied to contracts issued between June 1, 1980 and January 1, 1984.

Contracts issued prior to June 1, 1977 were, and continue to be, subject to sales charges as shown below except where the sales charges of the later contracts are more favorable to the contract owner. In such cases the more favorable sales charge is made.

	Purchase Payments	Total Charges		Sales Charges	Administrative Charges
First	$5,000	8.0%		5.5%	2.5%
Next	5,000	7.5		5.0	2.5
Next	5,000	7.0		4.5	2.5
Next	5,000	6.5		4.0	2.5
Next	5,000	6.0	*	3.5	2.5	*
Next	25,000	5.0	*	2.5	2.5	*
Next	50,000	4.0	*	1.5	2.5	*
Over	100,000	2.0	*	1.25	0.75	*

*	The maximum administrative charge deducted from one purchase payment is $500.

Only contracts issued after June 1, 1977 are subject to a collection fee, which is currently $1. (see Collection Fee, page 15)

The Company reserves the right to modify these contracts in any respect on the 10th or subsequent contract anniversary including the right to increase sales and administrative charges or annuity purchase rates as to payments received subsequent to such modification.

FIXED ACCUMULATION

Individual Variable Annuity Contracts described in this Prospectus have a fixed accumulation provision which if selected by the contract owner permits an accumulation at a fixed current rate of interest. This rate is set from time to time for a specific period. The interest rate credited will never be less than 3 1/2%. Accumulations under the fixed accumulation provision of these annuity contracts become part of the general assets of the Company which support insurance and obligations generally. Because of exemptive and exclusionary provisions, interest in the general assets have not been registered under the Securities Act of 1933 (“1933 Act”) nor are the general assets of the Company registered as an investment company under the 1940 Act. Accordingly neither the general assets nor any assets therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosure regarding the fixed portion of the annuity contracts and the general assets, however, may be subject to certain generally applicable provisions of Federal Securities Law related to the accuracy and completeness of the statements made in prospectuses.

TAXES

Introduction

The variable annuity contracts described in this Prospectus are designed for use in connection with retirement plans that may or may not be qualified plans under Section 401, 403, and 408 of the IRC. The ultimate effect of federal income tax on variable accumulation value, on the annuity payments, and on the economic benefit to the owner, participant, annuitant, payee or the beneficiary depends on the Company’s tax status, upon the type of retirement plan for which the contract was purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature, is based upon the Company’s understanding of current federal income tax law (including recently enacted amendments), and is not intended as tax advice. Any person concerned with these tax implications should consult a competent tax advisor.

Taxation of Annuities in General

Section 72 of the IRC governs taxation of annuities in general. No taxes are imposed on increases in value of the variable annuity contract until distribution occurs as either annuity payments under an annuity option elected or in the form of a cash withdrawal or lump sum payment prior to the annuity commencement date, except where the variable annuity contract is owned by a person who is not a natural person (e.g. corporation). In such cases, the income of the contract is treated as ordinary income received or accrued by the owner during that taxable year (see IRC (S)72 (u)(l)). Section 72 of the IRC has been amended by the Tax Equity and Fiscal Responsibility Act of 1982 (“TEFRA”), the Tax Reform Act of 1984 (“The 1984 Act”), the Tax Reform Act of 1986 (“TRA-86”), and more recently the Technical and Miscellaneous Revenue Act of 1988 (“TAMRA”), the Omnibus Budget Reconciliation Act of 1989 (“OBRA”) and the Revenue Recognition Act of 1990. The following discussion of annuity taxation applies only to contributions and attributable earnings made to contracts after August 13, 1982 as affected by TEFRA, the 1984 Act, TRA-86, TAMRA, OBRA and the Revenue Recognition Act of 1990. If an owner or participant has made contributions before August 14, 1982 to another annuity contract and exchanges that contract for a variable annuity contract offered by this Prospectus, then different tax treatment may apply to contributions (and attributable earnings) made before August 14, 1982.

In the case of a non-qualified variable annuity contract (Flexible or Single) a partial cash withdrawal (i.e., a withdrawal of less than the entire value of the contract) or if the annuity contract is assigned or pledged as collateral for a loan, the amount of the loan or withdrawal will be treated as taxable income until all amounts in excess of cost basis are accounted for. In the case of a qualified contract, the portion of the distribution which bears the same ratio to the total distribution as the investment in the contract bears to the total value of the accrued benefit as of the date of the distribution, is excludable from gross income. In the case of most qualified contracts, however, the cost basis of the employee beneficiary will be zero and distributions prior to the annuity commencement date will therefore be taxable in full. The taxable portion of a withdrawal or lump sum payment prior to the annuity commencement date is subject to taxes as ordinary income. In case of payments after the annuity commencement date under an annuity option, a portion of each payment, generally, is taxable as ordinary income. The taxable portion is determined by applying to each payment an “exclusion ratio” which is the ratio the cost basis in the contract bears to the expected return on the contract. The amount in excess of the “exclusion amount” is taxable. If the owner recovers his entire cost basis during the term of annuity payments, then the “exclusion ratio” will no longer apply and the whole annuity payment will be taxable. In the case of Flexible and Single Contracts issued on a non- qualified basis, taxable cash withdrawals and lump sum payments will be subject to a 10% penalty except when made under certain circumstances. This 10% penalty also affects certain annuity payments.

This penalty will not apply to distributions which are: (a) made to an owner after the owner reaches 59 1/2; (b) made to a beneficiary or the estate of an annuitant upon death of the annuitant; (c) attributable to owners becoming disabled so as to be unable to engage in any substantial gainful occupation or activity by reason of any medically determinable mental or physical impairment which can be expected to result in death or to be of long, continuing and indefinite duration; (d) allocable to purchase payments made before August 14, 1982; (e) made from a qualified pension plan; (f) one in a series of substantially equal periodic payments made for the life of the annuitant or the joint lives of that annuitant and his beneficiary; (g) distributions under an immediate variable annuity contract; or (h) which is purchased by an employer upon termination of a qualified plan and held by the employer until such time as the employee separates from service.

In addition, contracts will not be treated as annuity contracts for purposes of section 72 unless the contract provides (a) that if the contract owner dies on or after the annuity starting date but prior to the time before the entire interest in the contract has been distributed the remaining portion of the interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the contract owners death; and (b) if the contract owner dies prior to the annuity commencement date the entire interest must be (i) distributed within five years after the death of the owner or (ii) distributed as annuity payment over the life of a designated beneficiary (or over a period that does not extend beyond the life expectancy of a designated beneficiary) and such distribution begins within one year of the contract owner’s death. However, the contract may be continued in the name of the spouse of the contract owner.

The Company believes that the contracts described in this prospectus meet these requirements.

Withholding for federal income taxes on some distributions may be required unless the recipient elects not to have such amounts withheld and properly notifies the Company of that election.

Qualified Plans

The variable annuity contracts may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and terms and conditions of the plan itself. Purchasers of variable annuity contracts for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the contracts.

A.	Section 403(b) Plans

Under Section 403(b) of the IRC payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

B.	Individual Retirement Annuities

Sections 219 and 408 of the IRC permit individuals or their employers to contribute to an individual retirement program known as “Individual Retirement Annuity” or “IRA”. IRA’s are subject to limitations on the amount which may be contributed and the time when distributions may commence. In addition, distribution from certain other types of qualified plans may be placed into an IRA on a tax deferred basis.

C.	Corporate Pension and Profit Sharing Plans

Sections 401(a) and 403(a) of the IRC permit corporate employers to establish various types of plans for employees. Such retirement plans may permit the purchase of a variable annuity contract to provide benefits under the plans.

D.	H.R.-10 Plans

The Self-Employed Individual Tax Retirement Act of 1962 as amended, commonly referred to as “H.R.-10” permits self-employed individuals to establish tax qualified plans for themselves and their employees. These plans are limited by law to maximum permissible contribution, distribution dates and non-forfeitability of interest. In order to establish such a plan, a plan document, usually in the form approved in advance by the Internal Revenue Service, is adopted and implemented by the employer.

CHANGES IN OPERATION OF THE SEPARATE ACCOUNT

The Company reserves the right, subject to compliance with applicable law, (1) to operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law, (2) to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act and (3) to substitute the shares of any other registered investment company for the Fund shares held by the Separate Account, in the event that Fund shares are unavailable for Separate Account investment, or if the Company shall determine that further investment in such fund shares is inappropriate in view of the purpose of the Separate Account. In no event will the changes described above be made without notice to contract owners in accordance with the 1940 Act.

The company reserves the right, subject to compliance with applicable law, to change the name of the Separate Account.

LEGAL PROCEEDINGS

There are no material legal proceedings pending to which the Company or the Accumulation Fund is a party or of which property of either of them is subject.

LEGAL OPINION

Legal matters relating to Federal securities laws applicable to the contracts as well as all matters relating to Federal income tax laws and the insurance laws of Massachusetts and other states in which contracts have been offered, have been passed upon by Susan N. Roth, Vice President and Secretary of The Paul Revere Variable Annuity Insurance Company.

EXPERTS

The financial statements of The Paul Revere Variable Annuity Contract Accumulation Fund at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, and of The Paul Revere Variable Annuity Insurance Company at December 31, 2003 and 2002, and for each of the two years ended December 31, 2003, appearing in this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

STATEMENT OF ADDITIONAL INFORMATION

TO BE USED WITH APRIL 29, 2004 PROSPECTUS

THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

VARIABLE ANNUITY CONTRACTS

SOLD BY

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

Worcester, Massachusetts 01608 508-799-4441

This Statement of Additional Information should be used to supplement information provided by the April 29, 2004 Prospectus, which describes Variable Annuity Contracts (“Contracts”) offered by The Paul Revere Variable Annuity Insurance Company (“Company” or “PRV”).

This Statement of Additional Information is not a Prospectus. Please read the Prospectus carefully before purchasing any of the contracts offered by the Company. The Statement of Additional Information should be read with the Prospectus. The Prospectus sets forth information about the contracts and the Paul Revere Variable Annuity Contract Accumulation Fund (“Accumulation Fund” or “Fund”) that a prospective investor ought to know before investing. The Prospectus may be obtained, without charge, upon written or oral request by calling Linda Daughetee at (800) 718-8824, or sending a written request to UnumProvident Corporation, c/o Susan Roth, 1 Fountain Square, Chattanooga, Tennessee, 37402. Please refer to the Table of Contents for a cross-reference index to the Prospectus.

The date of this Statement of Additional Information is April 29, 2004.

The date of the Prospectus is April 29, 2004.

General Information and History of the Company and the Accumulation Fund	26
Investment Objective and Policies	27
Management:	28
Board of Managers of the Accumulation Fund	28
Directors and Principal Officers of the Company.	30
Remuneration of the Board of Managers.	31
Election of the Board of Managers.	31
Investment Advisory Services Investment Advisory Agreement	32
Sales and Administrative Services Agreement.	32
Investment Sub-Advisory Agreement.	33
Ownership and Control.	33
Brokerage Allocation	34
Underwriters	35
Purchase and Pricing of Contracts.	35
Annuity Payments	36
Report of Independent Auditors	1
Financial Statements of the Contract Accumulation Fund	2
Report of Independent Auditors	1
Financial Statements of The Paul Revere Variable Annuity Insurance Company	2

WHERE THIS INFORMATION

CAN BE FOUND IN THE

PROSPECTUS

General Information and History of the Company and the Accumulation Fund	26
Investment Objective and Policies	27
Management:
Board of Managers of the Accumulation Fund	28
Investment Advisory Services:	28
Investment Advisory Agreement	32
Sales and Administrative Services Agreement	32
Investment Sub-Advisory Agreement	33
Brokerage Allocation	34
Purchase and Pricing of Contracts	35
Annuity Payments	36

GENERAL INFORMATION AND HISTORY OF

THE COMPANY AND THE

ACCUMULATION FUND

The Company serves as insurer and principal underwriter, and as investment advisor to The Accumulation Fund. The Company was organized on August 6, 1965 under Massachusetts General Laws and is a stock life insurance company, wholly-owned by The Paul Revere Life Insurance Company (“PRL”), a Massachusetts corporation. Each has its principal office at 18 Chestnut Street, Worcester, Massachusetts. The Paul Revere Life Insurance Company is wholly-owned by The Paul Revere Corporation (“Paul Revere”), a Massachusetts corporation with its principal office at 18 Chestnut Street, Worcester, Massachusetts. Paul Revere is comprised of The Paul Revere Life Insurance Company, The Paul Revere Variable Annuity Insurance Company, The Paul Revere Protective Life Insurance Company and other non-insurance affiliates. Paul Revere is a wholly-owned subsidiary of UnumProvident Corporation (“UnumProvident”). UnumProvident is a Delaware corporation with its principal office at 1 Fountain Square, Chattanooga, Tennessee 37402.

The Accumulation Fund was organized on December 22, 1965 and is registered as a diversified, open-end investment company under the Investment Company Act of 1940 (“1940 Act”). The Accumulation Fund is the separate account through which the Company sets aside separate and apart from its general assets, assets attributable to variable annuity contracts. Under Massachusetts law, regulation of the Company by the Insurance Commissioner of Massachusetts includes regulation of its Accumulation Fund which is not a separately incorporated entity. The Company is subject to the laws of Massachusetts governing life insurance through the regulation of the Massachusetts Commissioner of Insurance (“the Commissioner”). An Annual Statement in prescribed form is filed with the Commissioner on or before March 1 of each year covering the operations of the Company for the preceding year and its financial condition as of December 31 of such year. Its books and assets are subject to review and examination by the Commissioner or his agent at all times. A full examination of its operations is conducted by the Commissioner at least once every 3 years. In addition, the Company is subject to insurance laws and regulations of other states where it is licensed to operate.

The Company is taxed as a life insurance company under Sub-Chapter L of the Internal Revenue Code. Although the operations of the Accumulation Fund are accounted for separately from other operations of the Company for purposes of federal taxation, the Accumulation Fund is not separately taxed as a regulated investment company or otherwise as a taxable entity separate from the Company. Under existing federal income tax laws, the income (consisting primarily of interest, dividends and net capital gains) of the Accumulation Fund, to the extent that it is applied to increase reserves under variable annuity contracts, is not taxable to the Company.

The Rules and Regulations of the Accumulation Fund provide for a five-member Board of Managers, members being elected at annual meetings for 3-year terms. A majority of the Board of Managers will not be “interested persons” as defined in Section 2(a) of the 1940 Act.

Investment custodial services are provided through an agreement between the Company and The Chase Manhattan Bank, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245. The Accumulation Fund’s independent certified public accountant is Ernst & Young LLP, 300 Krystal Bldg, One Union Square, Chattanooga, Tennessee 37402.

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the contracts and the Accumulation Fund discussed in the Prospectus. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus. Statements contained in the Prospectus concerning the content of the contract and legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

The laws and regulations of the states in which the Company is licensed contain various requirements as to the amounts of stockholder’s equity which the Company is required to maintain. The Company’s statutory capital and surplus of $126,702,000 and $134,708,000, as of December 31, 2003 and 2002, respectively, is in compliance with the requirements of all such states. The Company is subject to various state insurance regulatory restrictions that limit the maximum amounts of dividends available for payment without prior approval. Under current law, during 2004, approximately $12,670,236 will be available for payment of dividends by the Company without state insurance regulatory approval. Dividends in excess of this amount may only be paid with regulatory approval. Statutory net income for 2003, 2002 and 2001, was $8,170,000, $9,633,000 and $10,316,000, respectively. The Company declared and paid dividends to its parent, PRL of $13,000,000 in 2003, $10,000,000 in 2002 and $-0- in 2001.

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of both Series of the Accumulation Fund is growth of capital. The assets of the Accumulation Fund will usually be invested in common stocks believed to have potential for growth but may, from time to time, be invested in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase that portion of its assets invested in fixed income obligations and held in cash. As the contracts are subject to the risks associated with common stock investments and changing economic conditions, there can be no assurance that the investment objective will be attained. Please refer to the Prospectus for a description of all fundamental and non-fundamental investment policies.

Fundamental investment policies may not be changed without the approval of a majority in interest of the owners of annuity contracts to which variable accumulation units are credited. A majority in interest of the owners of variable annuity contracts means the vote of (a) 67% or more of the vote of the contract owners present and entitled to vote at the meeting, if contract owners who hold with the power to vote over 50% of the variable accumulation units outstanding are present or represented by proxy; or (b) more than 50% of the variable accumulation units outstanding, whichever is less. Non-fundamental investment policies may be changed by a vote of the Board of Managers.

On December 31, 2003, the Accumulation Fund did not own any restricted securities. If the Accumulation Fund buys restricted securities in the future, the Board of Managers will be required to value such securities in good faith in determining the net asset value of the Accumulation Fund. If the Accumulation Fund sells such securities, it may be deemed an “Underwriter” (as such term is defined in the Securities Act of 1933 and the Rules and Regulations promulgated by the Securities and Exchange Commission thereon) with respect thereto, and registration of such securities under the Securities Act may be required. The Accumulation Fund will endeavor to have the issuer or some other person agree to bear the expenses of such registration but if there is no agreement, the Accumulation Fund might have to bear such expenses which could be substantial. Where registration is required a considerable period may elapse between the time when the decision may be made to sell securities and the time the Accumulation Fund may be permitted to sell under an effective registration statement. During such period, if adverse market conditions develop, the Accumulation Fund may not be able to obtain as favorable a price as that prevailing at the time the decision to sell is made.

The Company has at various times deemed it necessary for defensive purposes to substantially increase the portion of the Fund’s assets in unsecured short-term notes, normally maturing within two weeks of the date of purchase. It is the Fund’s policy to limit purchases in corporate short-term notes to notes rated “Prime-I” by Moody’s Investors Services. The percentage of the Fund’s net assets held in short-term notes at December 31, 2003, 2002, and 2001 and amounted to 0.9%, 3.9% and 7.8%, respectively. MFS Institutional Advisors, Inc. (“MFSI”), formerly MFS Asset Management, Inc., in its capacity as sub-advisor selects the securities for purchase and sale by the Accumulation Fund. Changes in the Accumulation Fund’s investments are reviewed by the Board of Managers. The aggregate portfolio turnover rates for the years 2003, 2002, and 2001 were 83%, 102% and 79%, respectively. The 2002 portfolio turnover rate was greater than 100% due to volatile market conditions and active trading by portfolio managers.

MANAGEMENT

A.	Board of Managers of the Accumulation Fund

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director
H.C. “Lan” Goodwin (69) 24 Waters Road Sutton, MA 01590	Member, Board of Managers	2004-2007 2 years of service	President of Manufacturers Service Center, Inc.	2	None

Gordon T. Miller (81) 14 Eastwood Road Shrewsbury, MA 01545	Vice Chairman, Board of Managers	2004-2007 35 years of service	Retired; Former Vice President and Director of Industrial Relations of Barry Wright Corporation, Newton Lower Falls, MA. (antivibration products)	2	None

Joan Sadowsky (74) 770 Salisbury Street Apt. 576 Worcester, MA 01609	Member, Board of Managers	2003-2006 18 years of service	Retired; Former Vice President of Human Resources, Atlas Distributing Corporation, Auburn, MA (beverage distribution)	2	None

The members of the Board of Managers listed below are “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940.

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director
Donald E. Boggs* (58) 1 Fountain Square Chattanooga, TN 37402	Chairman Board of Managers	2004-2007 6 years of service	Retired, Senior Vice President UnumProvident Corporation Chattanooga, Tennessee	2	None

David G. Fussell* (56) 1 Fountain Square Chattanooga, TN 37402	Member, Board of Managers	2003-2006 2 years of service	Senior Vice President Unum Provident Corporation, Chattanooga, Tennessee	2	None

*	Officers of PRV, (the investment advisor, underwriter and sponsoring insurance company) and other subsidiaries within the UnumProvident Corporation holding company system.

None of the members of the Board of Managers who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940 owns beneficially or of record securities of PRV or any of its affiliates.

B.	Directors and Officers of the Company.

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with The Accumulation Fund
Thomas R. Watjen 1 Fountain Square Chattanooga, TN 37402	President and Chief Executive Officer, Director	Not Applicable

F. Dean Copeland 1 Fountain Square Chattanooga, TN 37402	Senior Executive Vice President, General Counsel and Chief Administrative Officer, Director	Not Applicable

Donald E. Boggs 1 Fountain Square Chattanooga, TN 37402	Senior Vice President, Underwriting	Chairman, Board of Managers

Robert C. Greving 1 Fountain Square Chattanooga, TN 37402	Executive Vice President and Chief Financial Officer	Not Applicable

David G. Fussell 1 Fountain Square Chattanooga, TN 37402	Senior Vice President, Investments	Member, Board of Managers

Vicki W. Corbett 1 Fountain Square Chattanooga, TN 37402	Vice President and Controller	Not Applicable

John J. Iwanicki 1 Fountain Square Chattanooga, TN 37402	Vice President and Treasurer	Not Applicable

Susan N. Roth 1 Fountain Square Chattanooga, TN 37402	Vice President, Corporate Secretary and Assistant General Counsel	Secretary, Board of Managers

William L. Armstrong 1625 Broadway, Suite 780 Denver, CO 80202	Director	Not Applicable

Cynthia A. Montgomery 200 Clifton Street Belmont, MA 02178	Director	Not Applicable

C.	Remuneration of the Board of Managers

UnumProvident Corporation is responsible for payment of fees and expenses of the members of the Board of Managers as well as expenses for audit of the Accumulation Fund. All other expenses or services relative to the operation of the Accumulation Fund are paid for by the Company for which it deducts certain amounts from purchase payments and from the Accumulation Fund (see Prospectus, page 14). Members of the Board of Managers who are also active or retired officers, directors or employees of the Company do not receive any fees from the Accumulation Fund. These members are deemed to be interested persons and receive direct remuneration or an indirect benefit as active or retired officers and/or stockholders of the Company. The total aggregate remuneration paid by the Accumulation Fund to all members of the Board of Managers for the fiscal year ended December 31, 2003 was $7,200.00. This amount represents consideration paid for attendance at meetings of the Board of Managers. Reimbursement for expenses incurred may also be made if and when applicable.

COMPENSATION TABLE

(1)	(2)	(3)	(4)	(5)
Name of Person, Position	Aggregate Compensation From Registrant	Benefits Accrued As Part of Fund Expenses	RetirementEstimated Annual Benefits Upon Retirement	Pension or Total Compensation From Registrant and Fund Complex Paid to Directors
Donald E. Boggs, Chairman	0	0	0	0
Gordon T. Miller, Vice Chairman	$2,400	0	0	$2,400
David G. Fussell, Member	0	0	0	0
Joan Sadowsky, Member	$2,400	0	0	$2,400
H.C. Goodwin, Member	$2,400	0	0	$2,400

D.	Election of the Board of Managers

Under Article III of the Rules and Regulations of the Accumulation Fund, members of the Board of Managers are elected at the annual meeting to serve for the term of three years, following those whose terms are then expiring, provided that when terms of more than two members of the Board expire in the same year, the term of members to be elected shall be adjusted in such a manner that terms of at least one but not more than two members shall expire in each of the next three years.

Under the terms of the 1940 Act, the Accumulation Fund must have a Board of Managers, not more than sixty-percent of the members of which are deemed to be “interested persons” of the Accumulation Fund or its

Investment Advisor/Principal Underwriter as defined in the 1940 Act. Members of the Board of Managers Ms. Sadowsky, Mr. Miller and Mr. Goodwin are not deemed to be “interested persons” as defined in the 1940 Act. Mr. Boggs and Mr. Fussell each are deemed to be an “interested person” by virtue of his status as an active or retired officer and/or director of the Investment Advisor.

E.	Code of Ethics. The Accumulation Fund has adopted a code of ethics under Rule 17j-1d of the 1940 Act.

INVESTMENT ADVISORY SERVICES

The Company currently serves as investment adviser to the Accumulation Fund pursuant to an Investment Advisory Agreement, which was approved by contract owners on August 8, 1996. The agreement must be renewed each year by a majority of the Accumulation Fund’s Board of Managers who are not parties to the agreement or not interested persons of any part to the agreement.

Under the agreement, the Company agrees to provide “investment advisory services” to the Accumulation Fund. In that connection, it is required specifically to provide the Board of Managers continuously with an investment program for its approval or rejection and, if rejected, to submit another program for consideration.

Pursuant to the agreement, the Company is responsible for all duties related to the investment, reinvestment and safekeeping of the assets of the Accumulation Fund and for all expenses attributable to performing its investment advisory services, including costs of compensating officers and employees of the Company connected with providing investment advisory services to the Fund.

In connection with the Company’s obligations under the agreement, the Company bears the cost of all services and expenses attributable to the maintenance and operation of the Accumulation Fund (other than costs relating to the administration and distribution of the variable annuity contracts, which are provided for in the current Sales and Administration Agreement for the Accumulation Fund). These costs include, among other things: fees paid to MFSI pursuant to the Investment Sub-Advisory Agreement between the Company and MFSI as described below; fees required by federal and state securities regulatory authorities and the National Association of Securities Dealers, Inc.; costs of maintaining the books and records of the Fund; outside legal, accounting, actuarial and other professional costs; costs of determining the net asset value of each series of the Accumulation Fund; and other out-of-pocket expenses relating to the Fund, including salaries, rent, postage, telephone, travel, office equipment and stationery. All brokerage commissions and other fees relating to purchases and sales of investments for the Accumulation Fund are paid out of the assets of the Fund.

For its advisory services to the Fund under the agreement, the Company charges an amount which equals, on an annual basis, 0.50% of the average daily net asset value of each Series of the Fund. This charge is paid semi-monthly by the Fund. At December 31, 2003, the net asset values for each series of the Fund were $11.13 (Series N) and $11.49 (Series Q). For the fiscal years ended December 31, 2003, 2002 and 2001, the Company received fees under the agreement aggregating $51,628, $58,425 and $95,034, respectively.

Sales and Administrative Services Agreement

The Company also acts as principal underwriter and performs administrative functions pursuant to a Sales and Administrative Services Agreement between the Company and the Accumulation Fund dated February 19, 1970 and re-executed on February 16, 1989.

Under the agreement, the Company acts as principal underwriter and performs administrative functions relative to variable annuity contracts, receiving as compensation the sales and administration charge deducted from purchase payments as described in the Prospectus. The total sales and administration charges received by the Company in 2003, 2002, and 2001, were $201, $48 and $121, respectively.

The Company also received $103,256, $116,851 and $190,069, from the Accumulation Fund during 2003, 2002, and 2001 respectively, as its charge for assuming the mortality and expense risks under its variable annuity contracts, this representing a charge on each valuation date of an amount which, on an annual basis, equals 1% of the average daily net asset value of the Accumulation Fund as permitted under the Sales and Administrative Services Agreement. At the present time the Company believes there are no statutory or regulatory limitations on the expenses that may be deducted from the Accumulation Fund, but the Company assures that all expense deductions, other than for taxes, will not exceed 2% annually based upon the average daily net asset value of the Accumulation Fund.

The average daily net asset value of the Accumulation Fund means the sum of the net asset value of the appropriate Series of the Accumulation Fund respectively computed on each valuation during the period divided by the number of valuations.

INVESTMENT SUB-ADVISORY AGREEMENT

Under the Investment Advisory Agreement between the Accumulation Fund and Company, the Company is specifically authorized to employ one or more sub- advisors in connection with the services to be performed and obligations to be assumed by the Company. Pursuant thereto, the Company entered into an Investment Sub-Advisory Agreement (“Sub-Agreement”) with Massachusetts Financial Services Company (“MFS”) which was approved by a majority of contract owners on August 16, 1984. In 1996, this relationship was taken over by MFSI, a wholly-owned subsidiary of MFS. The Sub-Agreement is subject to the same terms for approval, renewal and termination as the Agreement itself.

Under the Sub-Agreement, MFSI, subject to the supervision of the Company and the Board of Managers, is responsible for all aspects of day-to-day management of the investments of the Accumulation Fund. Among other things, it is required to (i) perform research and evaluate pertinent data; (ii) provide the Board with an investment program for the Fund for its approval; (iii) make investment decisions and carry them out by placing orders for the execution of portfolio transactions consistent with the investment policies of the Fund as set forth in its current Prospectus; (iv) report to the Board of Managers at least quarterly with respect to the implementation of the approved investment plan; (v) transmit to the Company information necessary for the Company to perform its responsibilities with respect to the Fund; (vi) create and maintain brokerage records as required by law; and (vii) provide the office space, material and personnel necessary to fulfill its obligations under the Sub- Agreement and to pay all expenses incurred by it in connection with its activities. However, MFSI is not required to perform services or bear expenses related to the maintenance and operation of the Fund. (These expenses are properly assumed by the Company pursuant to the Agreement.)

For the services MFSI furnishes to the Company and the Accumulation Fund as sub-advisor, the Sub-Agreement provides that the Company will pay MFSI each month an amount which, on an annual basis, will equal 0.35% of the average daily net assets of each Series of the Fund. In 2003, 2002 and 2001, respectively, the Company paid MFSI a total of $35,496, $42,240 and $69,809, as provided for under the Sub-Agreement. These payments did not affect the amount of the advisory fees to be paid to the Company by the Accumulation Fund under the Agreement.

MFSI, formerly MFS Asset Management, Inc. is a Delaware corporation with its principal offices at 500 Boylston Street, Boston, Massachusetts 02116. MFSI, together with its parent corporation, Massachusetts Financial Services Company and its predecessor organizations, have a history of money management dating from 1924. MFSI is a wholly-owned subsidiary of MFS.

MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is ultimately a subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H 1J9.

As of December 31, 2003, MFS and its subsidiaries had over $140.3 billion in assets under management, which included over $16.8 billion managed by MFSI.

MFSI serves as investment advisor to substantial private and institutional accounts. MFS serves as investment advisor to certain mutual fund and insurance company separate accounts.

The following list shows the names and addresses and principal occupations of all directors and principal officers of MFSI.

Name and Address	Principal Occupation

*Robert J. Manning	Chairman and Chief Investment Officer

*Martin E. Beaulieu	Director

*Lisa M. Jones	Head of Institutional and Executive Vice President

*	Address is: 500 Boylston Street, Boston, Massachusetts, 02116.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the members of the Board of Managers of the Fund and the directors and principal officers of PRV, as a group, through their ownership of individual variable annuity contracts, owned beneficially and of record no Units.

The following Contract owners beneficially owned more than 5% of the units in the Separate Account as of the record date, March 29, 2004:

Name	Address	Number of Units Beneficially Owned	Percent

Paul Revere Emp Pension	2211 Congress Street	452,340.200	63.57

Plan—Attn: James E. Lawler	Portland, MA 04122

Guenther E. Herpfer	60 Tupelo Road Swampscott, MA 02159	38,512.550	5.41

BROKERAGE ALLOCATION

MFSI, a sub-advisor to the Company, selects the securities for purchase and sale by the Accumulation Fund. Changes in the Accumulation Fund’s investments are reviewed by the Board of Managers.

The Company has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments. The primary consideration in placing portfolio security transactions with broker/dealers is execution at the most favorable prices and in the most effective manner possible.

MFSI attempts to achieve this result by selecting broker/dealers to execute portfolio transactions on behalf of the Accumulation Fund and its other clients on the basis of their professional capability, the value and quality of the brokerage services and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but prices include a dealer’s markup or markdown), MFSI normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of such securities purchased from underwriters, the cost of such securities generally included a fixed underwriting commission or concession. From time to time soliciting dealer fees may be available to MFSI on the tender of Accumulation Fund portfolio securities in so-called Tender or Exchange Offers. Such soliciting dealer fees will be, in effect, recaptured for the Accumulation Fund by MFSI to the extent possible. At present no other recapture agreements are in effect. Brokerage business is not allocated based on the sale of variable annuity contracts.

Under the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, MFSI may cause the Accumulation Fund to pay a broker/dealer who provides brokerage and research services to the Accumulation Fund and to MFSI, an amount of commission for effecting a securities transaction for the Accumulation Fund in excess of the amount other broker/dealers would have charged for the transaction, if MFSI determines in good faith that the greater commission is reasonable in relation to the value of the brokerage research services provided by the executing broker/dealer viewed in terms of either a particular transaction or MFSI’s overall responsibility to the Accumulation Fund or to its other clients. Not all such services are useful or of value in advising the Accumulation Fund.

The term “broker and research services” includes advice as to the value of the securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities.

It also includes furnishing analysis reports and reports concerning issues, industries, securities, economic factors, trends, portfolio strategies, performance of accounts, as well as effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of MFSI, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker/dealer might charge may be paid to broker/dealers who were selected to execute transactions on behalf of the Accumulation Fund and MFSI’s other clients.

This could occur, in part, when a broker/dealer provides advice as to the availability of securities or purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical research and other factual information or services (“research”) to MFSI for no consideration other than brokerage and underwriting commissions. Securities may be bought or sold through such broker/dealers but, at present, unless otherwise directed by the Accumulation Fund, a commission higher than one charged, will not be paid to such a firm solely because it provided such “research” to MFSI.

MFSI’s investment management personnel attempt to evaluate the quality of “research” provided by brokers. Results of this effort are sometimes used by MFSI as a consideration in selection of brokers to execute portfolio transactions. However, MFSI is unable to quantify the amount of commission which was paid as a result of such “research” because a substantial number of transactions were effected through brokers who provide “research” but were selected principally because of their execution capabilities.

In certain instances, there may be securities which are suitable for the Accumulation Fund’s portfolio as well as that of one or more of the other clients of MFSI. Investment decisions for the Accumulation Fund and for MFSI’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by or bought or sold for other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are unavoidable because several clients have similar investment objectives. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized in some cases this system could have a detrimental effect on the price or volume of the securities as far as the Accumulation Fund is concerned. In other cases, it is believed that the Accumulation Fund’s ability to participate in volume transactions will produce better transaction results for the Accumulation Fund.

Brokerage commissions paid in the years ended December 31, 2003, 2002, and 2001 amounted to $24,508, $32,423 and $31,653, respectively. Brokerage commissions were paid to 82 brokers in 2003. No brokerage commission was paid to any broker who was or is an affiliated person of the Company, the Accumulation Fund or MFSI.

UNDERWRITERS

The Company is the principal underwriter for contracts offered by the Prospectus. The contracts offered by the Prospectus are available at any time during the year covered by the Prospectus. The Company did not receive any underwriting commissions for the sale of these contracts.

PURCHASE AND PRICING

OF CONTRACTS

The contracts offered by the Prospectus will only be sold by registered representatives of the Company who are also licensed with the State Insurance Department for the sale of such contracts. Purchase payments are due and payable by the contract owner at the Home Office at a time required by either the contract or any other basis mutually agreeable by the contract owner and the Company. The contract owner is to furnish any information that may be required by the Company as reasonably necessary for the proper crediting of the purchase payment.

Please refer to the Prospectus for a description of each contract offered by the Prospectus (Prospectus, page 17) and the amount of any sales charge and collection fee assessed against any purchase payment (Prospectus, page 14).

The balance of a purchase payment, after deduction of the sales charge, any applicable premium tax charge and the collection fee will be applied to provide accumulation units to the credit of the contract. Variable accumulation units will be credited on the basis of the value of a variable accumulation unit as of the valuation date next following its receipt of the purchase payment by the Company at its Home Office.

The Flexible Purchase Payment Variable Annuity Contract (“Flexible”) provides for an annuity to begin at some future date with voluntary purchase payments in addition to the initial purchase payment being permitted at the discretion of the Company, but with certain limits on the exercise of such discretion where the contract qualifies for special tax treatment under the Internal Revenue Code.

The Single Payment Variable Annuity Contract (“Single”) provides for a purchase of the contract in one sum at the time the contract is issued and for an annuity subsequent to the issue date of the contract.

Both contracts permit accumulation on a full variable, fully fixed or combined variable and fixed basis.

The Individual “Level Charge” Variable Annuity Contract (“Level”) is designed primarily to be issued to an individual who desires to fund a retirement plan involving a reduction of salary which qualifies for tax- deferred treatment under the Internal Revenue Code. This contract permits accumulation on a fully variable, fully fixed or combined variable and fixed basis.

The Group Variable Annuity Contract (“Group”) is designed primarily to be issued as a master group contract to an employer to fund a plan involving reduction of salary which qualifies for tax-deferred treatment under the Internal Revenue Code, or plans involving allocation of accumulation values to participants. A participant has at all times a fully vested interest in the value of his certificate. This contract provides for variable accumulation only.

Please refer to the Prospectus for a detailed explanation as to how the accumulation unit is valued (Prospectus, page 18).

ANNUITY PAYMENTS

The number of annuity units determining each monthly annuity payment is equal to the value applied to annuity payments less any applicable premium tax multiplied by the applicable annuity purchase rates and divided by the annuity unit value when the number is being determined. The number of annuity units will remain fixed unless the units are split as described in the Prospectus (Prospectus, page 15).

Each monthly annuity payment will be equal to the number of annuity units as determined above multiplied by the value of an annuity unit determined in the daily valuation two weeks preceding the date on which payments are due but in no event as of the time preceding the effective date of the contract. The amount of each variable annuity payment will vary from month to month depending on the investment experience of the appropriate Series of the Accumulation Fund but the Company guarantees the amount of each payment will not be affected by variations in mortality experience among annuitants or by expenses incurred in excess of expense assumptions (see Prospectus, page 15).

Illustration of Variable

Annuity Payment Calculation

Value applied to provide an annuity:	$47,750
multiplied by
Annuity purchase rate	$6.40 per
(from tables):	$1,000
equals
Tabular annuity amount:	$305.60
divided by
Annuity unit value on the valuation when the number of annuity units is determined:	$0.522602
equals
Number of annuity units determining each monthly annuity payment:	584.766
multiplied by
Annuity unit value for valuation two weeks preceding date annuity benefit payable:	$0.533170
equals
Annuity payment for month in dollars:	$311.78

The annuity payment due for each succeeding month is computed in the same manner using the fixed figure determined for the number of annuity units (e.g. 584.766) and the then applicable annuity unit value for the valuation two weeks preceding the date the annuity benefit is payable.

The Paul Revere Variable Annuity Contract Accumulation Fund

Audited Financial Statements

December 31, 2003

REPORT OF INDEPENDENT AUDITORS

The Owners of Variable Annuity Contracts of The Paul Revere

Variable Annuity Insurance Company and the Board of

Managers of The Paul Revere Variable Annuity Contract

Accumulation Fund of The Paul Revere Variable Annuity

Insurance Company

We have audited the accompanying statements of assets and liabilities of The Paul Revere Variable Annuity Contract Accumulation Fund (comprising the Qualified and Non-Qualified Portfolios) as of December 31, 2003 and 2002, including the statement of investments as of December 31, 2003, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2003, and the supplementary information for each of the ten years in the period then ended. These financial statements and supplementary information are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and supplementary information based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 and 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary information referred to above present fairly, in all material respects, the financial position of The Paul Revere Variable Annuity Contract Accumulation Fund at December 31, 2003 and 2002, the results of its operations and the changes in its net assets for each of the three years in the period ended December 31, 2003, and the supplementary information for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Chattanooga, Tennessee

January 31, 2004

1

Statements of Assets and Liabilities

	December 31,
	2003 Series Q (Qualified)	2002 Series Q (Qualified)	2003 Series N (Non- Qualified)	2002 Series N (Non- Qualified)
ASSETS
Investments in securities at market value (Cost: Series Q 2003-$8,741,721; 2002-$9,079,303) (Cost: Series N 2003-$1,604,679; 2002-$1,653,128) (see Schedule of Investments)	$9,521,516	$8,027,687	$1,732,118	$1,449,322
Cash	286	943	6,160	22,928
Dividends and interest receivable	7,720	9,165	1,412	1,662
Receivable for investments sold	140,928	610,063	26,959	48,622
Receivable from The Paul Revere Variable Annuity
Insurance Company	—	—	9,168	—

Total assets	9,670,450	8,647,858	1,775,817	1,522,534

LIABILITIES

Payable for investments purchased	128,965	599,769	33,804	47,718
Payable to The Paul Revere Variable Annuity
Insurance Company	53,242	65,389	6,867	11,260

Total liabilities	182,207	665,158	40,671	58,978

TOTAL NET ASSETS	$9,488,243	$7,982,700	$1,735,146	$1,463,556

CONTRACT OWNERS’ EQUITY

Deferred contracts terminable by owner	$7,284,377	$5,974,116	$891,819	$721,796
Currently payable contracts	2,203,866	2,008,584	843,327	741,760

Total net assets	$9,488,243	$7,982,700	$1,735,146	$1,463,556

ACCUMULATION UNITS OUTSTANDING	825,922	858,770	155,878	162,573

NET ASSET VALUE PER ACCUMULATION UNIT	$11.488	$9.295	$11.131	$9.002

See accompanying notes to financial statements.

2

Statements of Changes in Net Assets

	For the years ended December 31,
	2003 Series Q (Qualified)	2002 Series Q (Qualified)	2001 Series Q (Qualified)
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment loss	$(66,003)	$(71,823)	$(143,177)
Net realized gain (loss) on investments	69,435	(3,392,842)	(2,319,462)
Net increase (decrease) in unrealized appreciation of investments	1,831,411	(579,955)	(2,654,017)

Increase (decrease) in net assets from operations	1,834,843	(4,044,620)	(5,116,656)
Contract receipts:
Gross purchase payments received	6,459	3,217	14,849
Deductions from purchase payments	201	48	108

Net purchase payments received	6,258	3,169	14,741
Payments to contract owners:
Annuity payments to contract owners	250,445	267,259	433,639
Terminations and withdrawals to contract owners	85,113	524,495	3,683,993

Total payments to contract owners	335,558	791,754	4,117,632

Net contract payments to contract owners	(329,300)	(788,585)	(4,102,891)

Total increase (decrease) in net assets	1,505,543	(4,833,205)	(9,219,547)

NET ASSETS

Beginning of year	7,982,700	12,815,905	22,035,452

End of year	$9,488,243	$7,982,700	$12,815,905

	For the years ended December 31,
	2003 Series N (Non- qualified)	2002 Series N (Non- qualified)	2001 Series N (Non- qualified)
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment loss	$(17,684)	$(19,214)	$(37,748)
Net realized gain (loss) on investments	22,977	(683,478)	(564,353)
Net increase (decrease) in unrealized appreciation of investments	331,245	(112,246)	(646,717)

Increase (decrease) in net assets from operations	336,538	(814,938)	(1,248,818)
Contract receipts:
Gross purchase payments received	—	—	215
Deductions from purchase payments	—	—	13

Net purchase payments received	—	—	202
Payments to contract owners:
Annuity payments to contract owners	64,419	146,533	230,266
Terminations and withdrawals to contract owners	529	67,138	1,031,647

Total payments to contract owners	64,948	213,671	1,261,913

Net contract payments to contract owners	(64,948)	(213,671)	(1,261,711)

Total increase (decrease) in net assets	271,590	(1,028,609)	(2,510,529)
NET ASSETS
Beginning of year	1,463,556	2,492,165	5,002,694

End of year	$1,735,146	$1,463,556	$2,492,165

See accompanying notes to financial statements.

3

Statements of Operations

	For the years ended December 31,
	2003 Series Q (Qualified)	2002 Series Q (Qualified)	2001 Series Q (Qualified)
INVESTMENT LOSS

Income:
Dividends	$73,979	$69,916	$87,612
Interest	3,572	18,092	15,297

Total income	77,551	88,008	102,909

Expenses:
Mortality and expense risk fees	87,303	98,154	155,791
Investment management and advisory service fees	43,651	49,077	77,895
Professional services	12,600	12,600	12,400

Total expenses	143,554	159,831	246,086

Net investment loss	(66,003)	(71,823)	(143,177)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments sold	69,435	(3,392,842)	(2,319,462)
Net increase (decrease) in unrealized appreciation of investments	1,831,411	(579,955)	(2,654,017)

Net realized and unrealized gain (loss) on investments	1,900,846	(3,972,797)	(4,973,479)

Increase (decrease) in net assets from operations	$1,834,843	$(4,044,620)	$(5,116,656)

	For the years ended December 31,
	2003 Series N (Non-Qualified)	2002 Series N (Non-Qualified)	2001 Series N (Non-Qualified)
INVESTMENT LOSS

Income:
Dividends	$13,731	$13,265	$19,081
Interest	75	3,126	2,028

Total income	13,806	16,391	21,109

Expenses:
Mortality and expense risk fees	15,953	18,697	34,278
Investment management and advisory service fees	7,977	9,348	17,139
Professional services	7,560	7,560	7,440

Total expenses	31,490	35,605	58,857

Net investment loss	(17,684)	(19,214)	(37,748)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments sold	22,977	(683,478)	(564,353)
Net increase (decrease) in unrealized appreciation of investments	331,245	(112,246)	(646,717)

Net realized and unrealized gain (loss) on investments	354,222	(795,724)	(1,211,070)

Increase (decrease) in net assets from operations	$336,538	$(814,938)	$(1,248,818)

See accompanying notes to financial statements.

4

Schedule of Investments

December 31, 2003

	Number of Shares	Series Q (Qualified)		% of Net Assets	Number of Shares	Series N (Non-Qualified)		% of Net Assets
		Cost	Market Value			Cost	Market Value
Securities of Unaffliated Companies

Common Stocks

Airlines
Southwest Airlines Company	5,300	$84,128	$85,542	0.90%	1,000	$15,883	$16,140	0.93%

Beverages
PepsiCo, Inc.	2,690	114,786	125,408	1.32%	450	19,415	20,979	1.21%

Broadcasting & Media
Clear Channel Communications, Inc.	3,560	129,266	166,715		700	26,330	32,781
Comcast Corporation Class A *	4,700	145,942	154,489		900	28,186	29,583
Cox Communications, Inc. *	1,500	46,824	51,675		300	9,369	10,335
EchoStar Communications Corporation Class A *	3,100	105,415	105,400		600	20,298	20,400
New York Times Company	1,280	58,392	61,171		190	8,694	9,080
Time Warner, Inc. *	8,100	124,763	145,719		1,440	21,988	25,906
Viacom, Inc. Class B	4,510	193,340	200,154		796	34,173	35,326
Walt Disney Company	900	19,761	20,997		200	4,391	4,666
Westwood One, Inc. *	2,800	93,586	95,788		500	16,800	17,105

		917,289	1,002,108	10.56%		170,229	185,182	10.67%

Business Services
Lamar Advertising Company *	1,660	54,300	61,951	0.65%	280	9,212	10,450	0.61%

Computer Systems & Services
BEA Systems, Inc. *	3,400	46,133	41,820		600	8,150	7,380
BISYS Group, Inc. *	3,520	63,929	52,378		680	11,712	10,118
Cisco Systems, Inc. *	16,140	449,193	392,041		3,030	91,119	73,599
Dell Computer Corporation *	5,830	171,799	197,987		1,080	32,919	36,677
DST Systems, Inc. *	900	31,066	37,584		200	6,891	8,352
International Business Machines Corporation	2,180	177,812	202,042		390	31,550	36,145
Microsoft Corporation	15,680	414,465	431,827		2,800	74,274	77,112
Mercury Interactive Corporation *	1,900	82,686	92,416		340	14,609	16,538
Network Associates, Inc. *	2,700	40,163	40,608		500	7,470	7,520
Oracle Corporation *	8,140	90,903	107,448		1,450	16,567	19,140
Veritas Software Corporation *	4,565	137,461	169,635		820	25,526	30,471

		1,705,610	1,765,786	18.61%		320,787	323,052	18.62%

Consumer Goods & Services
Avon Products, Inc.	1,730	84,888	116,758		270	13,496	18,222
Ebay, Inc.	1,400	74,362	90,426		200	10,793	12,918
InterActiveCorp *	4,100	117,852	139,113		700	19,271	23,751
NIKE, Inc. Class B	1,100	74,089	75,306		200	13,503	13,692

		351,191	421,603	4.45%		57,063	68,583	3.95%

Education
Apollo Group, Inc. *	1,200	76,229	81,600		200	12,537	13,600
Career Education Corporation *	1,000	39,770	40,070		200	8,371	8,014

		115,999	121,670	1.28%		20,908	21,614	1.25%

See accompanying notes to financial statements.

5

Schedule of Investments (continued)

December 31, 2003

	Number Of Shares	Series Q (Qualified)		% of Net Assets	Number Of Shares	Series N (Non-Qualified)		% of Net Assets
		Cost	Market Value			Cost	Market Value
Financial Institutions
American Express Company	3,500	154,557	168,805		600	26,325	28,938
Bank of New York Company, Inc.	2,200	70,109	72,864		400	12,720	13,248
Citigroup, Inc.	4,224	162,400	205,033		796	31,333	38,638
Fannie Mae	1,300	94,630	97,578		200	14,488	15,012
Goldman Sachs Group, Inc.	1,010	75,411	99,717		180	13,717	17,771
MBNA Corporation	5,500	128,998	136,675		1,000	23,522	24,850
Mellon Financial Corporation	2,290	70,054	73,532		450	13,801	14,450
Merrill Lynch & Co., Inc.	1,780	73,166	104,397		370	15,898	21,700
Northern Trust Corporation	1,300	56,435	60,346		200	8,752	9,284
SLM Corporation	1,340	52,578	50,491		270	10,111	10,174

		938,338	1,069,438	11.27%		170,667	194,065	11.18%

Food
Outback Steakhouse, Inc.	900	33,866	39,789	0.42%	200	7,428	8,842	0.51%

Insurance
ACE Ltd. ADR	1,590	51,136	65,858		260	8,072	10,769
American International Group, Inc.	3,300	201,612	218,724		600	36,623	39,768

		252,748	284,582	3.00%		44,695	50,537	2.91%

Leisure & Tourism
Starwood Hotels & Resorts Worldwide, Inc.	1,750	51,068	62,948	0.66%	320	10,334	11,510	0.66%

Manufacturing
3M Company	1,160	64,242	98,635		220	13,610	18,707
Danaher Corporation	700	63,218	64,225		200	18,115	18,350
Emerson Electric Company	1,000	61,251	64,750		200	12,288	12,950
General Electric Company	8,250	246,472	255,585		1,460	44,242	45,231
Illinois Tool Works	900	69,697	75,519		200	15,683	16,782
Thermo Electron Corporation *	2,400	55,366	60,480		400	9,228	10,080

		560,246	619,194	6.53%		113,166	122,100	7.04%

Medical & Health Products
Abbott Laboratories	2,400	101,007	111,840		400	17,017	18,640
Amgen, Inc. *	2,280	111,329	140,904		450	22,244	27,810
Caremark Rx, Inc. *	2,200	46,300	55,726		400	8,249	10,132
Gilead Sciences, Inc. *	2,700	149,971	156,978		500	28,079	29,070
Genentech, Inc. *	300	10,549	28,071		70	2,461	6,550
Genzyme Corporation *	2,600	123,354	128,284		500	23,999	24,670
Guidant Corporation	1,100	51,573	66,220		200	9,392	12,040
Johnson & Johnson	4,460	239,227	230,404		850	45,362	43,911
Medtronic, Inc.	2,150	99,440	104,511		380	18,334	18,472
Pfizer, Inc.	9,060	297,109	320,090		1,650	54,428	58,295
Wyeth	2,800	124,713	118,860		500	22,347	21,225

		1,354,572	1,461,888	15.41%		251,912	270,815	15.61%

See accompanying notes to financial statements.

6

Schedule of Investments (continued)

December 31, 2003

	Number Of Shares	Series Q (Qualified)		% of Net Assets	Number Of Shares	Series N (Non-Qualified)		% of Net Assets
		Cost	Market Value			Cost	Market Value
Semiconductors
Analog Devices, Inc. *	3,570	127,205	162,971		620	22,668	28,303
Intel Corporation	4,780	119,941	153,916		920	22,981	29,624
Linear Technology Corporation	1,810	57,927	76,147		350	11,296	14,724
Maxim Integrated Products, Inc.	1,440	66,505	71,712		270	11,764	13,446
Microchip Technology, Inc.	2,500	60,459	83,400		500	11,944	16,680
Novellus Systems, Inc. *	1,750	64,792	73,588		320	11,399	13,456
Texas Instruments, Inc.	4,030	103,836	118,401		790	20,946	23,210
Xilinx, Inc. *	3,300	94,359	127,842		600	17,392	23,244

		695,024	867,977	9.15%		130,390	162,687	9.38%

Stores
CVS Corporation	1,000	31,948	36,120		200	6,431	7,224
Home Depot, Inc.	1,770	57,543	62,817		340	10,989	12,067
Kohl’s Corporation *	3,970	218,348	178,412		760	41,034	34,154
Staples, Inc. *	3,000	62,391	81,900		500	10,188	13,650
Target Corporation	5,030	193,116	193,152		900	34,868	34,560
TJX Companies, Inc.	4,700	93,611	103,635		900	17,936	19,845
Walgreen Company	1,700	56,315	61,846		300	9,960	10,914
Wal-Mart Stores, Inc.	3,730	200,200	197,877		700	37,647	37,135
Williams-Sonoma, Inc. *	900	24,482	31,293		200	5,416	6,954

		937,954	947,052	9.98%		174,469	176,503	10.17%

Telecommunications
Adtran, Inc.	2,200	71,922	68,200		400	13,062	12,400
AT&T Wireless Services, Inc. *	10,800	81,329	86,292		2,000	15,061	15,980
Corning, Inc. *	4,400	46,238	45,892		800	8,406	8,344
Qualcomm, Inc.	1,000	47,816	53,930		200	9,542	10,786
Sprint Corp. (PCS Group) *	10,000	54,954	56,200		1,800	9,840	10,116

		302,259	310,514	3.27%		55,911	57,626	3.32%

Transportation
FedEx Corporation	1,500	113,407	101,250		300	22,871	20,250
United Parcel Service, Inc.	950	56,940	70,822		150	9,339	11,183

		170,347	172,072	1.82%		32,210	31,433	1.81%

Total Common Stocks		8,639,725	9,419,520	99.28%		1,604,679	1,732,118	99.83%

Short-Term Investment
Federal Home Loan Banks 0.75% due 01/02/04	102,000	101,996	101,996	1.07%

Total Investments		$8,741,721	9,521,516	100.35%		$1,604,679	1,732,118	99.83%

Other Assets Less Liabilities			(33,273)	(0.35%)			3,028	0.17%

Total Net Assets			$9,488,243	100.00%			$1,735,146	100.00%

*	Non—income producing security.

See accompanying notes to financial statements.

7

Supplementary Information

Selected Per Unit Data and Ratios

	Years Ended December 31,
	2003	2002	2001	2000	1999
PER UNIT DATA (a)
Series Q (Qualified)
Investment income	$0.093	$0.099	$0.094	$0.117	$0.094
Expenses	0.172	0.180	0.226	0.374	0.277

Net investment loss	(0.079)	(0.081)	(0.132)	(0.257)	(0.183)
Net realized and unrealized gains (losses) on investments	2.272	(4.481)	(4.577)	(1.398)	5.280

Net increase (decrease) in net asset value	2.193	(4.562)	(4.709)	(1.655)	5.097
Accumulation unit net asset value:
Beginning of year	9.295	13.857	18.566	20.221	15.124

End of year	$11.488	$9.295	$13.857	$18.566	$20.221

Series N (Non-Qualified)
Investment income	$0.087	$0.094	$0.090	$0.094	$0.083
Expenses	0.199	0.204	0.251	0.397	0.296

Net investment loss	(0.112)	(0.110)	(0.161)	(0.303)	(0.213)
Net realized and unrealized gains (losses) on investments	2.241	(4.563)	(5.177)	(1.498)	5.894

Net increase (decrease) in net asset value	2.129	(4.673)	(5.338)	(1.801)	5.681
Accumulation unit net asset value:
Beginning of year	9.002	13.675	19.013	20.814	15.133

End of year	$11.131	$9.002	$13.675	$19.013	$20.814

(a)	The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year and do not include any sales loads.

	Years Ended December 31,
	2003	2002	2001	2000	1999
RATIOS
Series Q (Qualified)
Operating expenses to average accumulation fund balance	1.67%	1.63%	1.55%	1.57%	1.56%
Net investment loss to average accumulation fund balance	(0.77)%	(0.73)%	(0.90)%	(1.08)%	(1.03)%
Portfolio turnover rate	83%	102%	79%	102%	98%
Accumulation units outstanding at the end of the year (in thousands)	826	859	925	1,187	1,385
Series N (Non-Qualified)
Operating expenses to average accumulation fund balance	2.00%	1.91%	1.70%	1.64%	1.62%
Net investment loss to average accumulation fund balance	(1.12)%	(1.03)%	(1.09)%	(1.25)%	(1.16)%
Portfolio turnover rate	83%	104%	78%	101%	103%
Accumulation units outstanding at the end of the year (in thousands)	156	163	182	263	342

See accompanying notes to financial statements.

8

Supplementary Information

Selected Per Unit Data and Ratios (continued)

	Years Ended December 31,
	1998	1997	1996	1995	1994
PER UNIT DATA (a)
Series Q (Qualified)
Investment income	$0.116	$0.177	$0.153	$0.119	$0.081
Expenses	0.202	0.159	0.133	0.096	0.073

Net investment income (loss)	(0.086)	0.018	0.020	0.023	0.008
Net realized and unrealized gains (losses) on investments	3.836	2.723	1.551	1.711	(0.020)

Net increase (decrease) in net asset value	3.750	2.741	1.571	1.734	(0.012)
Accumulation unit net asset value:
Beginning of year	11.374	8.633	7.062	5.328	5.340

End of year	$15.124	$11.374	$8.633	$7.062	$5.328

Series N (Non-Qualified)
Investment income	$0.096	$0.135	$0.137	$0.117	$0.099
Expenses	0.212	0.166	0.134	0.109	0.102

Net investment income (loss)	(0.116)	(0.031)	0.003	0.008	(0.003)
Net realized and unrealized gains (losses) on investments	3.891	2.660	1.459	1.769	(0.023)

Net increase (decrease) in net asset value	3.775	2.629	1.462	1.777	(0.026)
Accumulation unit net asset value:
Beginning of year	11.358	8.729	7.267	5.490	5.516

End of year	$15.133	$11.358	$8.729	$7.267	$5.490

(a)	The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year and do not include any sales loads.

	Years Ended December 31,
	1998	1997	1996	1995	1994
RATIOS
Series Q (Qualified)
Operating expenses to average accumulation fund balance	1.57%	1.59%	1.57%	1.55%	1.55%
Net investment income (loss) to average accumulation fund balance	(0.67)%	0.18%	0.24%	0.38%	0.17%
Portfolio turnover rate	143%	130%	78%	64%	64%
Accumulation units outstanding at the end of the year (in thousands)	1,715	1,887	2,093	5,491	5,597
Series N (Non-Qualified)
Operating expenses to average accumulation fund balance	1.63%	1.67%	1.69%	1.71%	1.73%
Net investment income (loss) to average accumulation fund balance	(0.90)%	(0.31)%	0.04%	0.13%	(0.05)%
Portfolio turnover rate	143%	139%	94%	67%	62%
Accumulation units outstanding at the end of the year (in thousands)	475	530	566	586	604

See accompanying notes to financial statements.

9

Notes to Financial Statements

December 31, 2003

1.	Organization

The Paul Revere Variable Annuity Contract Accumulation Fund (“the Fund”) is a separate account of The Paul Revere Variable Annuity Insurance Company (“Paul Revere Variable”), and is registered under the Investment Company Act of 1940 as an open-end diversified investment company. Paul Revere Variable is a wholly-owned subsidiary of The Paul Revere Life Insurance Company (“Paul Revere Life”) which in turn is wholly-owned by The Paul Revere Corporation which is wholly-owned by UnumProvident Corporation, formerly Provident Companies, Inc. (“Provident”). The Fund is the investment vehicle for Paul Revere Variable’s tax-deferred group annuity contracts.

2.	Accounting policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

Common and preferred stocks are stated at market values which are based on the last sales prices at December 31, 2003, as reported on national security exchanges or the closing bid prices for unlisted securities as reported by investment dealers. Short-term notes are stated at amortized cost which approximates market value. Unrealized investment gains and losses are included in contract owners’ equity. Realized gains and losses on investments sold are determined on the basis of specific identification of investments. Security transactions are accounted for on the day after the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis.

The Fund does not distribute net investment income and net realized capital gains through dividends to contract owners. The allocation of net investment income and net realized capital gains occurs automatically in the daily determination of unit net asset values. They are, therefore, included in the value of the contracts in force and in payments to contract owners.

Contract owners’ equity is comprised of two components. Deferred contracts terminable by owner represents amounts attributable to contracts which have not yet annuitized. Currently payable contracts include amounts equivalent to the annuity reserves relating to contracts with current annuities. Annuity reserves are computed for currently payable contracts according to the 1900 Progressive Annuity Mortality Table. The assumed interest rate is either 3.5% or 5% according to the option elected by the annuitant at the time of conversion. Paul Revere Variable bears all the mortality risk associated with these contracts.

3.	Investment advisor

Paul Revere Variable acts as investment advisor and underwriter to the Fund and provides mortality and expense guarantees to holders of variable annuity contracts. For these services, Paul Revere Variable receives mortality and expense risk fees and investment management and advisory service fees as shown on the statements of operations which, on an annual basis, will not exceed 2% of the average daily net asset value of the Fund.

Certain administrative services of the Fund are provided by The Variable Annuity Life Insurance Company (“VALIC”) under a contract dated May 15, 1998. These services include processing of unit transactions and daily unit value calculations subsequent to December 1, 1998 as well as accounting and other services.

4.	Investment sub-advisor

Under an investment sub-advisory agreement with MFS Institutional Advisors, Inc. (“MFSI”), MFSI provides investment management services to Paul Revere Variable for a fee which, on an annual basis, will equal 0.35% of the average daily net assets of each series of the Fund. This fee is borne by Paul Revere Variable only and does not represent an additional charge to the Fund.

10

Notes to Financial Statements (continued)

December 31, 2003

5.	Federal income taxes

The Fund’s operations are included with those of Paul Revere Variable, which is taxed as a life insurance company under the Internal Revenue Code and is included in a consolidated federal tax return filed by Paul Revere Life. In the opinion of Paul Revere Variable management, current law provides that investment income and capital gains from assets maintained in the Fund for the exclusive benefit of the contract owners are generally not subject to federal income tax. However, to the extent that Paul Revere Variable incurs federal income taxes based on the income from the Fund’s assets, the Fund will be charged. No charges for federal income taxes have been made since the inception of the Fund.

6.	Security transactions

The aggregate cost of securities purchased and proceeds of securities sold, other than securities with maturities of one year or less, were as follows:

	Series Q (Qualified)		Series N (Non-Qualified)
	Purchases	Sales	Purchases	Sales
December 31, 2003	$6,934,164	$7,071,940	$1,276,070	$1,347,273
December 31, 2002	$9,615,269	$10,472,798	$1,895,372	$2,107,099

At December 31, 2003, net unrealized appreciation of investments in Series Q, amounting to $779,795, consisted of unrealized gains of $928,074 and unrealized losses of $148,279, net unrealized appreciation of investments in Series N, amounting to $127,439, consisted of unrealized gains of $161,299 and unrealized losses of $33,860.

7.	Accumulation units

The change in the number of accumulation units outstanding were as follows:

	Series Q (Qualified)
	2003	2002	2001
Units outstanding at beginning of year	858,770	924,860	1,186,884
Units credited to contracts:
Net purchase payments	729	277	929
Units withdrawn from contracts:
Annuity payments	24,269	24,478	28,522
Terminations and withdrawals	9,308	41,889	234,431

Net units withdrawn	33,577	66,367	262,953

Contract units withdrawn in excess of units credited	(32,848)	(66,090)	(262,024)

Units outstanding at end of year	825,922	858,770	924,860

11

Notes to Financial Statements (continued)

December 31, 2003

7.	Accumulation units (continued)

	Series N (Non-Qualified)
	2003	2002	2001
Units outstanding at beginning of year	162,573	182,247	263,120
Units credited to contracts:
Net purchase payments	—	—	12
Units withdrawn from contracts:
Annuity payments	6,634	12,673	15,115
Terminations and withdrawals	61	7,001	65,770

Net units withdrawn	6,695	19,674	80,885

Contract units withdrawn in excess of units credited	(6,695)	(19,674)	(80,873)

Units outstanding at end of year	155,878	162,573	182,247

12

Report of Independent Auditors

Board of Directors

The Paul Revere Variable Annuity Insurance Company

We have audited the accompanying statutory-basis statements of financial condition of The Paul Revere Variable Annuity Insurance Company, a wholly-owned subsidiary of The Paul Revere Life Insurance Company, as of December 31, 2003 and 2002, and the related statutory-basis statements of income, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of The Paul Revere Variable Annuity Insurance Company at December 31, 2003 and 2002, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Paul Revere Variable Annuity Insurance Company at December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts.

/s/ ERNST & YOUNG LLP

ERNST & YOUNG LLP

Chattanooga, Tennessee

February 4, 2004

1

STATEMENTS OF FINANCIAL CONDITION—STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

	December 31
	2003	2002
	(in millions of dollars)
Admitted Assets

Cash and Invested Assets—Note 3
Bonds	$114.9	$137.6
Preferred Stocks	1.3	1.3
Contract Loans	—	0.2
Cash and Short-term Investments	25.2	5.5
Other Invested Assets and Receivables	1.4	1.3

Total Cash and Invested Assets	142.8	145.9

Other Assets
Net Deferred Tax Asset	0.3	0.3
Investment Income Due and Accrued	1.8	2.2
Other Assets	0.5	0.8

Total Assets Excluding Separate Accounts Business	145.4	149.2

From Separate Accounts Statement	11.4	10.2

Total Admitted Assets	$156.8	$159.4

2

	December 31
	2003	2002
	(in millions of dollars)
Liabilities and Capital and Surplus

Deposit-Type Contracts	$6.1	$6.2
Interest Maintenance Reserve	7.0	6.4
Asset Valuation Reserve	1.0	0.4
Federal Income Taxes	0.6	0.1
Payable to Parent and Affiliates	2.8	—
Other Liabilities	1.2	1.4

Total Liabilities Excluding Separate Accounts Business	18.7	14.5

From Separate Accounts Statement	11.4	10.2

Total Liabilities	30.1	24.7

Commitments and Contingent Liabilities—Note 10

Capital and Surplus
Common Capital Stock, $5 par Authorized, Issued and Outstanding—500,000 shares	2.5	2.5
Deferred Gain on Reinsurance	16.8	19.5
Gross Paid in and Contributed Surplus	48.8	48.8
Unassigned Surplus	58.6	63.9

Total Capital and Surplus	126.7	134.7

Total Liabilities and Capital and Surplus	$156.8	$159.4

See notes to financial statements—statutory basis.

3

STATEMENTS OF INCOME—STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

	Year Ended December 31
	2003	2002
	(in milions of dollars)
Revenue
Net Investment Income	$9.8	$11.1
Amortization of Interest Maintenance Reserve	0.3	0.5
Commissions and Expense Allowances on Reinsurance Ceded	4.7	4.7
Other	0.2	1.6

Total Revenue	15.0	17.9

Benefits and Expenses
Surrender Benefits and Other Fund Withdrawals	1.1	—
Interest on Policy or Contract Funds	0.3	0.3
Commissions	2.0	2.0
General Expenses	0.1	—
Insurance Taxes, Licenses, and Fees	0.3	(0.3)

Total Benefits and Expenses	3.8	2.0

Net Gain from Operations before Federal Income Tax and Net Realized Capital Losses	11.2	15.9

Federal Income Tax	2.5	4.9

Net Gain from Operations before Net Realized Capital Losses	8.7	11.0

Net Realized Capital Losses—Note 3	(0.5)	(1.4)

Net Income	$8.2	$9.6

See notes to financial statements—statutory basis.

4

STATEMENTS OF CAPITAL AND SURPLUS—STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

	Year Ended December 31
	2003	2002
	(in millions of dollars)
Common Capital Stock
Balance at Beginning and End of Year	$2.5	$2.5

Deferred Gain on Reinsurance
Balance at Beginning of Year	19.5	22.4
Change	(2.7)	(2.9)

Balance at End of Year	16.8	19.5

Gross Paid in and Contributed Surplus
Balance at Beginning and End of Year	48.8	48.8

Unassigned Surplus
Balance at Beginning of Year	63.9	64.3
Net Income	8.2	9.6
Change in Net Deferred Income Tax	—	1.7
Change in Non-admitted Assets and Related Items	0.1	(3.1)
Change in Asset Valuation Reserve	(0.6)	1.4
Dividend to Stockholder	(13.0)	(10.0)

Balance at End of Year	58.6	63.9

Total Capital and Surplus	$126.7	$134.7

See notes to financial statements—statutory basis

5

STATEMENTS OF CASH FLOWS—STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

	Year Ended December 31
	2003	2002
	(in millions of dollars)
Operations
Investment Income	$10.3	$10.7
Miscellaneous Income	2.3	3.5
Benefits and Loss Related Payments	(1.1)	—
Commissions, Expenses Paid, and Other Deductions	(2.3)	(2.4)
Federal Income Taxes	(2.7)	(4.7)

Net Cash Provided by Operations	6.5	7.1

Investments Activities
Proceeds from Investments Sold, Matured, or Repaid	28.0	22.8
Cost of Long-term Investments Acquired	(4.3)	(10.5)
Net Decrease in Contract Loans	0.2	—

Net Cash Provided by Investment Activities	23.9	12.3

Financing and Miscellaneous Activities
Dividend Paid to Stockholder	(13.0)	(10.0)
Net Change in Deposit-Type Contract Funds	(0.4)	(1.3)
Other Sources (Uses)	2.7	(5.2)

Net Cash Used by Financing and Miscellaneous Activities	(10.7)	(16.5)

Net Increase in Cash and Short-term Investments	19.7	2.9
Cash and Short-term Investments at Beginning of Year	5.5	2.6

Cash and Short-term Investments at End of Year	$25.2	$5.5

See notes to financial statements—statutory basis

6

NOTES TO FINANCIAL STATEMENTS—STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

Note 1—Nature of Operations and Significant Accounting Policies

Operations: The Paul Revere Variable Annuity Insurance Company (the Company) is a wholly-owned subsidiary of The Paul Revere Life Insurance Company (Paul Revere Life). The Paul Revere Life Insurance Company is wholly-owned by The Paul Revere Corporation (Paul Revere), a wholly-owned subsidiary of UnumProvident Corporation (UnumProvident), a Delaware general business corporation that acts as a holding company for a number of insurance and non-insurance subsidiaries. The Company is domiciled in the Commonwealth of Massachusetts.

Prior to 1998, the Company’s primary business was the sale of life insurance and annuity products, which were marketed through branch offices, financial institutions, and independent agents and brokers. In 1998 and 2000, the Company fully ceded all policies, excluding a small portion of deposit-type contracts, with reinsurers. The Company no longer actively markets new business, but continues to service its existing business.

Use of Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts (the Division). The Division recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Massachusetts insurance law.

The Statutory Accounting Principles (SAP) prescribed in the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual have been adopted by the Commonwealth of Massachusetts as a component of prescribed practices for Massachusetts domiciled life insurers. The Division has adopted no material accounting practices that significantly differ from SAP that are applicable to the Company.

SAP differs from accounting principles generally accepted in the United States (GAAP). The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material. Specific significant differences are as follows:

Investments: Bonds are carried at amortized cost with the discount or premium amortized using the interest method. Preferred stocks are carried principally at cost. Under GAAP, securities not bought and held for the purpose of selling in the near term but for which the Company does not have the positive intent and ability to hold to maturity are classified as available-for-sale and are carried at fair value. Unrealized holding gains and losses on available-for-sale securities are reported in stockholder’s equity as accumulated other comprehensive income.

Non-admitted Assets: Non-admitted assets, consisting of the non-admissible portion of deferred income tax assets and certain receivables, are excluded from the statements of financial condition, and changes therein are charged or credited directly to unassigned surplus.

Asset Valuation Reserve: The asset valuation reserve provides a valuation allowance for invested assets. It is reported as a liability and changes in this reserve are charged or credited directly to unassigned surplus. The asset valuation reserve is not recognized for GAAP.

7

NOTES TO FINANCIAL STATEMENTS—STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

Note 1—Nature of Operations and Significant Accounting Policies—Continued

Policy Reserves: Policy reserves are provided based on assumptions and methods prescribed or permitted by insurance regulatory authorities rather than on mortality, interest, and withdrawal assumptions deemed to be appropriate when the contracts were issued.

Deferred Income Taxes: Deferred income tax assets (DTAs) and liabilities (DTLs) are computed based on temporary differences between statutory and tax basis balance sheets, excluding the asset valuation reserve and the interest maintenance reserve (IMR). DTAs are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of a) the remaining gross DTAs expected to be realized within one year of the balance sheet date or b) 10 percent of capital and surplus excluding any net DTAs, electronic data processing equipment and operating software, and any net positive goodwill, plus 3) the amount of remaining gross DTAs that can be offset against existing gross DTLs. Changes in DTAs and DTLs are recorded directly in unassigned surplus. Under GAAP, deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. A valuation allowance is established for deferred tax assets that are not realizable. Changes in deferred taxes other than those attributable to changes in other comprehensive income are reported in income.

Reinsurance: Policy and contract liabilities and contract loans ceded to reinsurers have been reported as reductions of the related reserves and invested assets rather than as a reinsurance receivable as would be required under GAAP.

Revenue and Expense Recognition: Amounts collected on policies with mortality or morbidity risk are recognized as premium income over the premium paying period. Expenses include the increase in benefit reserves and gross benefit claims incurred. Under GAAP, revenues for interest-sensitive products consist of policy charges for the cost of insurance, policy administration, and surrenders assessed during the period, and expenses include interest credited to policy account balances and benefit claims incurred in excess of policy account balances.

Policy Acquisition Costs and Value of Business Acquired: The costs of acquiring new business are expensed when incurred rather than deferred and amortized.

Realized Capital Gains and Losses: Realized capital gains and losses are included net of tax in the determination of net income rather than on a pre-tax basis. The Company defers the portion of realized capital gains and losses, net of tax, on sales of fixed income investments, principally bonds, which are attributable to changes in the general level of interest rates. The deferred gains and losses are accumulated in the IMR and are amortized over the remaining period to maturity based on groupings of securities sold in five-year bands.

8

Note 1—Nature of Operations and Significant Accounting Policies—Continued

Other significant accounting practices are as follows:

Investments: Issuer obligations are generally carried at amortized cost with the discount or premium amortized using the interest method. Single class and multi-class mortgage-backed/asset-backed securities are generally carried at amortized cost using the interest method including anticipated prepayments at the date of purchase. The prepayment assumptions for single class and multi-class mortgage-backed/asset backed securities are obtained from broker dealer survey values or internal estimates and are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Contract loans are presented at unpaid balances, net of reinsurance. Cash equivalents are determined in accordance with Statement of Statutory Accounting Principles No. 2, Cash, Drafts, and Short-term Investments. Short-term investments are carried at cost. Other long-term invested assets are carried based on the underlying GAAP equity of the investee. Realized capital gains and losses are determined based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. At the time a decline in the value of an investment is determined to be other than temporary, a provision for loss is recorded which is included in realized capital gains and losses. Changes in admitted asset carrying amounts of investments are recorded directly in unassigned surplus.

Reserves for Life Policies and Contracts: Reserves for future policy and contract benefits on traditional life products have been provided on the net level premium or preliminary term method. The reserves are calculated based upon assumptions as to interest, mortality, and withdrawal that are prescribed or permitted by insurance regulatory authorities. The assumptions vary by plan and year of issue.

For life insurance policies, reserves for the excess of valuation net premiums over corresponding gross premiums are computed according to the valuation standards required by the Division.

Reserves for future policy and contract benefits on single premium annuities have been provided on a net single premium method. The reserves are calculated based upon assumptions as to interest, mortality, and retirement that are prescribed or permitted by insurance regulatory authorities. The assumptions vary by year of issue.

Reserves for interest-sensitive products are calculated as the greater of the net surrender value and the Commissioners Reserve Valuation Method reserve defined in the universal life model regulation. The net surrender value is calculated as the cash value less the surrender charge. The reserves are calculated based upon assumptions as to interest and mortality that are prescribed or permitted by insurance regulatory authorities.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves. The extra reserve on annual premium policies subject to an extra premium is one-half the extra annual gross premium. The extra reserve for single premium policies subject to an extra premium is one-half the extra gross single premium.

Reserves for future policy and contract benefits on all products meet the minimum valuation standards requirements for the Division.

Deposit-Type Contracts: Deposit-type contracts represent customer deposits plus interest credited at contract rates. The Company controls its interest rate risk by investing in quality assets which have an aggregate duration that closely matches the expected duration of the liabilities. Deposits and withdrawals are recorded using deposit accounting and are credited directly to an appropriate policy reserve account.

9

Note 1—Nature of Operations and Significant Accounting Policies—Continued

Reinsurance: Reinsurance activity is accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts.

Separate Accounts: The separate account amounts shown in the accompanying financial statements represent funds that are separately administered for variable annuity contracts and for which the contract holder, rather than the Company, bears the investment risk. The contract purchase payments and the assets of the separate accounts are segregated from other Company funds for both investment and administrative purposes. Contract purchase payments received under variable annuity contracts are subject to deductions for sales and administrative fees. Also, the Company receives management fees that are based on the net asset values of the separate accounts.

Reclassification: Certain prior year amounts in the financial statements have been reclassified to conform to the 2003 presentation.

Note 2—Fair Values of Financial Instruments

The carrying amounts and fair values of the Company’s financial instruments are as follows:

	December 31 (in millions of dollars)
	2003		2002
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted Assets
Bonds	$114.9	$123.2	$137.6	$140.7
Preferred Stocks	1.3	1.7	1.3	1.4
Contract Loans	—	—	0.2	0.2
Cash and Short-term Investments	25.2	25.2	5.5	5.5

Liabilities
Deposit-Type Contracts	$6.1	$6.1	$6.2	$6.2

The following methods and assumptions were used in estimating the fair values of the Company’s financial instruments:

Bonds and Preferred Stocks: Fair values are based on quoted market price, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. See Note 3 for the amortized cost and fair values of securities by security type and by maturity date.

Contract Loans: Carrying amounts approximate fair value.

Cash and Short-term Investments: Carrying amounts approximate fair value.

Deposit-Type Contracts: Carrying amounts approximate fair value.

10

Note 3—Investments

Securities

The amortized cost and fair values of bonds and preferred stocks by security type are as follows:

	December 31, 2003 (in millions of dollars)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
United States Government and Government Agencies and Authorities	$3.5	$0.4	$—	$3.9
Public Utilities	9.9	1.2	—	11.1
Mortgage-backed Securities	9.3	0.4	—	9.7
All Other Corporate Bonds	92.2	7.4	1.1	98.5
Preferred Stocks	1.3	0.4	—	1.7

Total	$116.2	$9.8	$1.1	$124.9

	December 31, 2002 (in millions of dollars)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
United States Government and Government Agencies and Authorities	$3.4	$0.5	$—	$3.9
Public Utilities	9.9	0.1	—	10.0
Mortgage-backed Securities	9.7	0.5	—	10.2
All Other Corporate Bonds	114.6	9.5	7.5	116.6
Preferred Stocks	1.3	0.1	—	1.4

Total	$138.9	$10.7	$7.5	$142.1

The amortized cost and fair values of bonds by maturity date are shown below. The maturity dates have not been adjusted for possible calls or prepayments.

	December 31, 2003 (in millions of dollars)
	Amortized Cost	Fair Value
1 year or less	$—	$—
Over 1 year through 5 years	36.3	38.3
Over 5 years through 10 years	23.2	22.3
Over 10 years	46.1	52.9

	105.6	113.5
Mortgage-backed Securities	9.3	9.7

	$114.9	$123.2

11

Note 3—Investments—Continued

For the years ended December 31, 2003 and 2002, there were increases in the net unrealized gains on bonds and preferred stocks of $5.5 million and $1.9 million, respectively. These unrealized gains and losses are not reported in the financial statements.

At December 31, 2003, the total investment in below-investment-grade bonds and preferred stocks (securities rated below Baa3 by Moody’s Investor Services or an equivalent internal rating) was $10.2 million or 7.1 percent of cash and invested assets. The fair value of these investments was $9.6 million.

The following chart indicates the length of time the Company’s investment-grade and below-investment-grade bonds had been in a gross unrealized loss position as of December 31, 2003. The amortized cost and gross unrealized losses are categorized by the relationship of the current fair value to amortized cost for those bonds on December 31, 2003. The fair value to amortized cost relationships are not necessarily indicative of the fair value to amortized cost relationships for the bonds throughout the entire time that the bonds have been in an unrealized loss position nor are they necessarily indicative of the relationships subsequent to December 31, 2003.

	December 31, 2003 (in millions of dollars)
	Amortized Cost	Gross Unrealized Loss	Number of Issuers
Investment-Grade

1 year or less fair value <100%>=70% of amortized cost	$14.1	$(0.3)	1

Below-Investment-Grade
Over 1 year fair value <100%>=70% of amortized cost	$6.7	$(0.8)	1

In determining when a decline in fair value below amortized cost of a bond is other than temporary, the Company evaluates the following factors:

•	The probability of recovering principal and interest.

•	The Company’s ability and intent to retain the security for a sufficient period of time for it to recover.

•	Whether the security is current as to principal and interest payments.

•	The significance of the decline in value.

•	The time period during which there has been a significant decline in value.

•	Current and future business prospects and trends of earnings.

•	Relevant industry conditions and trends relative to their historical cycles.

•	Market conditions.

•	Rating agency actions.

•	Bid and offering prices and the level of trading activity.

•	Any other key measures for the related security.

12

Note 3—Investments—Continued

If the Company determines that the decline in value of an investment is other than temporary, the investment is written down to fair value, and an impairment loss is recognized in the current period to the extent of the decline in value. For those bonds with an unrealized loss and on which the Company has not recorded an impairment write-down, the Company believes that the decline in fair value below amortized cost is temporary.

In the normal course of business, the Company loans bonds to broker dealers. The Company requires that a minimum of 102 percent of the fair value of the bonds loaned be maintained as collateral. Generally, cash is received as collateral under these agreements. In the event that bonds are received as collateral, the Company is not permitted to sell or repledge them. The Company did not have any outstanding loans of this type at December 31, 2003. The statement value of the outstanding loans was $0.9 million at December 31, 2002.

Net Investment Income

Sources for net investment income are as follows:

	Year Ended December 31
	2003	2002
	(in millions of dollars)
Bonds	$9.5	$11.0
Preferred Stocks	0.1	0.1
Cash and Short-term Investments	0.2	0.1
Other Investment Income	0.2	0.1

Gross Investment Income	10.0	11.3
Investment Expenses	0.2	0.2

Net Investment Income	$9.8	$11.1

The Company does not accrue investment income on bonds where collection of interest is uncertain. At December 31, 2003 and 2002, there was $1.5 million and $0.9 million, respectively, excluded from investment income due and accrued.

Realized Capital Gains and Losses

Realized capital gains (losses) on investments are as follows:

	Year Ended December 31
	2003	2002
	(in millions of dollars)
Bonds	$1.0	$(1.9)
Preferred Stocks	—	0.3
Other	0.1	(0.1)

Total	1.1	(1.7)
Federal Income Tax (Credit)	0.7	(0.5)

Pre-IMR Capital Gains (Losses), Net of Tax	0.4	(1.2)

Transferred to IMR
Pre-tax Capital Gains	1.3	0.3
Federal Income Tax	0.4	0.1

	0.9	0.2

Net Realized Capital Losses	$(0.5)	$(1.4)

13

Note 3—Investments—Continued

Proceeds from disposals of bonds and preferred stocks for the years ended December 31, 2003 and 2002 were $12.0 million and $2.0 million, respectively. Gross gains of $1.3 million and $0.3 million and gross losses of $0.3 million and $1.9 million, respectively, were realized during 2003 and 2002 on bonds and preferred stocks.

Note 4—Reinsurance

The Company routinely assumes and cedes reinsurance with other insurance companies. The primary purpose of ceded reinsurance is to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the insurance coverage retains the liability.

During 2000, the Company entered into a reinsurance agreement under which Reassure America Life Insurance Company (Reassure America), an affiliate of Swiss Re Life & Health America Inc., reinsured on a 100 percent indemnity coinsurance basis substantially all of the individual life insurance written by the Company. Reassure America has a current A.M. Best rating of A+ (superior). The reinsurance agreements were effective as of July 1, 2001. The Company received a ceding commission of $19.6 million and ceded reserves of $70.5 million. The deferred after-tax gain from the reinsurance transaction was $16.2 million and is being amortized into income on a net of tax basis as earnings emerge from the business reinsured. As of December 31, 2003 and 2002, the balance of the deferred gain was $12.2 million and $13.3 million, respectively.

The Company’s in-force block of individual and tax-sheltered annuity business is reinsured with AIG Annuity Insurance Company. This company has a current A.M. Best rating of A++ (superior). The reserve credits taken for these treaties were $926.2 million and $967.5 million at December 31, 2003 and 2002, respectively. As of December 31, 2003 and 2002, the balance of the related deferred gain was $4.6 million and $6.2 million, respectively.

Total reinsurance ceded information for the Company is as follows:

	Year Ended December 31
	2003	2002
	(in millions of dollars)
Life Insurance in Force (Amount of Insurance)	$854.5	$963.7
Insurance Liabilities	1,015.7	1,059.4

Premium Income	7.0	5.3
Policy and Contract Claims	3.2	4.7
Change in Reserves for Life and Accident and Health Policies	(2.7)	(2.3)

14

Note 5—Annuity Actuarial Reserves and Deposit Liabilities

The withdrawal characteristics of annuity actuarial reserves and deposit liabilities, including those in the Company’s separate accounts, are as follows:

	December 31, 2003 (in millions of dollars)
	Amount	%
Subject to Discretionary Withdrawal with Adjustment:
At Book Value Less Surrender Charge	$8.4	0.9%
At Market Value	8.2	0.9

Total With Adjustment or at Market Value	16.6	1.8

Subject to Discretionary Withdrawal Without Adjustment	907.1	94.9
Not Subject to Discretionary Withdrawal	32.4	3.3

Total Annuity Reserves and Deposit Liabilities before Reinsurance	956.1	100.0%

Reinsurance Ceded	938.8

Net Annuity Reserves and Deposit Liabilities	$17.3

Note 6—Federal Income Taxes

The Company is included in a consolidated tax return filed by its parent company, Paul Revere Life. The total federal liability of the consolidated group is allocated among the members of the group in accordance with the Company’s written tax sharing agreement based on each company’s separate return tax liability. Additional allocations for tax benefits to loss members of the group are made in the same year the loss is used.

Current income tax incurred consists of the following major components (in millions of dollars):

	Year Ended December 31
	2003	2002
From Operations	$2.5	$4.9
From Capital Gains and Losses	0.7	(0.5)

Current Income Tax Incurred	$3.2	$4.4

The Company’s income tax expense differs from the amount obtained by applying the federal statutory rate of 35 percent to net gain from operations as follows ($ in millions):

	Year Ended December 31
	2003		2002
Expected Federal Income Tax Expense	$3.9	35.0%	$5.5	35.0%
Reinsurance Gains and Losses	(1.0)	(8.9)	(1.0)	(6.3)
Capital Gains and Losses	0.7	6.3	(0.5)	(3.1)
Other	(0.4)	(3.6)	0.4	2.3

Total Incurred Income Tax	$3.2	28.8%	$4.4	27.9%

15

Note 6—Federal Income Taxes—Continued

The components of the net deferred tax asset at December 31, 2003 and 2002 were as follows (in millions of dollars):

	December 31
	2003	2002	Change
Deferred Tax Asset
Deferred Policy Acquisition Costs	$1.4	$1.3	$0.1
Invested Assets	0.8	0.9	(0.1)
Other	0.8	0.9	(0.1)

Gross Deferred Tax Asset	3.0	3.1	(0.1)
Deferred Tax Asset Non-admitted	(2.7)	(2.8)	0.1

Admitted Deferred Tax Asset	0.3	0.3	—

Deferred Tax Liability	—	—	—

Net Admitted Deferred Tax Asset	$0.3	$0.3	$—

The amount of federal income taxes incurred in 2003, 2002, and 2001 that are available for recoupment in the event of future net losses are $3.5 million, $0.7 million and $4.0 million, respectively.

Note 7—Separate Accounts

Separate accounts held by the Company primarily represent tax sheltered annuity contract funds which the Company invests in pooled investment securities on behalf of the accounts’ contractholders. Investment income and realized gains and losses on these accounts are accrued directly to the contractholders. The assets of these accounts are carried at market value.

Information regarding the separate accounts for the year ended December 31, 2003 is as follows:

Non-Guaranteed Separate Accounts (in millions of dollars)
Premiums, Considerations, or Deposits	$—

Reserves for Accounts With Assets at Market Value	$11.2

By Withdrawal Characteristics:
At Market Value	$11.2

16

Note 7—Separate Accounts—Continued

A reconciliation of the amounts transferred to and from the separate accounts is as follows:

Year Ended December 31, 2003
(in millions of dollars)
Transfers as Reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$—
Transfers from Separate Accounts	0.6

Net Transfers from Separate Accounts	(0.6)

Increase in Liability for Deposit Funds	0.4
Investment Management Fees	0.2

Transfers as Reported in the Summary of Operations of the Life, Accident and Health Annual Statement	$—

Note 8—Employee Benefit and Incentive Plans

The Company has no benefit plans. The Company purchases services from its affiliates in accordance with an intercompany cost sharing agreement. There is no obligation on the part of the Company beyond the amounts paid as part of the cost of services purchased.

Note 9—Related Party Transactions

The Company paid a common stock dividend of $13.0 million and $10.0 million to Paul Revere Life during 2003 and 2002, respectively.

During 2003, the Company purchased $2.5 million in book value of bonds (par value $2.5 million) from Paul Revere Life at the market value of $2.6 million.

During 2003 and 2002, the Company paid management fees to its affiliates of $0.3 million and $0.2 million, respectively.

Note 10—Commitments and Contingent Liabilities

In 1997 two alleged class action lawsuits were filed in Superior Court in Worcester, Massachusetts (Superior Court) against UnumProvident and several of its subsidiaries, including the Company and Paul Revere. One purported to represent independent brokers who sold certain individual disability income policies with benefit riders that were issued by subsidiaries of Paul Revere and who claimed that their compensation had been reduced in breach of their broker contract and in violation of the Massachusetts Consumer Protection Act (the Act). A class was certified in February 2000. In April 2001, the jury returned a complete defense verdict on the breach of contract claim. Notwithstanding the jury verdict, the judge was obligated to rule separately on the claim that UnumProvident and its affiliates violated the Act. In September 2002, the judge ruled that Paul Revere violated the Act and awarded double damages plus attorneys’ fees. Most of the issues concerning how to calculate the damages have been determined but several remain outstanding before an appeal can be perfected. Complicating the matter was the unexpected death of the trial judge. In March 2003, a new judge was assigned to the case so the parties can proceed to conclude matters before the trial court. The Company feels strongly that the judge’s ruling that the Act was violated is contrary to both the law and the facts of the case and plans to appeal after the judgment is made final.

17

Note 10—Commitments and Contingent Liabilities—Continued

The career agent class action purports to represent all career agents of subsidiaries of Paul Revere whose employment relationships ended on June 30, 1997 and who were offered contracts to sell insurance policies as independent producers. The career agents claimed that the termination of their employment relationship was contrary, inter alia, to promises of lifetime employment. Class certification was denied for the career agents. The career agent plaintiffs have since re-filed their complaint seeking class action status by limiting the issues to compensation matters similar to those in the certified broker class action. A motion for certification of a class with respect to this narrower claim was filed, but has not been acted upon.

In addition, the same plaintiffs’ attorney who had initially filed the class action lawsuits filed approximately 50 (including the two individual career agents who brought the class action referenced above) individual lawsuits on behalf of current and former Paul Revere sales managers alleging various breach of contract claims. Of the 48 General Manager cases, one was arbitrated and all the others have been settled. UnumProvident and its subsidiaries believe that they have strong defenses for the two individual career agents cases and plan to vigorously defend their position. Management does not currently expect these suits to materially affect the financial position or results of operations of the Company.

On November 13, 2003, the case of Dauphinee et al. v. UnumProvident, et al., was filed in the United States District Court for the Eastern District of Tennessee. This action is brought as a putative class action lawsuit on behalf of representative plaintiffs and all disabled individuals insured under a UnumProvident long-term disability plan. The complaint alleges that UnumProvident and its subsidiaries fraudulently and otherwise unlawfully denied and terminated long-term disability insurance benefits. Additionally, the complaint alleges misuse of authority as an ERISA claims fiduciary. The complaint seeks injunctive and declaratory relief to require, among other things, that UnumProvident re-evaluate all previously denied, terminated and suspended claims. The Company denies the allegations in the complaint and will vigorously defend the litigation and any attempt to certify the putative class.

On December 22, 2003, the Tennessee Federal District Court entered an order consolidating the above action, along with other actions involving other subsidiaries, for all pretrial purposes under the caption In re UnumProvident Corp. ERISA Benefit Denial Actions. Among other things, the Court in that order appointed a lead counsel in the actions and directed lead counsel to file a consolidated amended complaint by February 20, 2004. The Court entered a schedule providing for the completion of all pretrial proceedings in these actions by December 2005.

Although the Company is a defendant in this action, the Company does not believe the litigation will have any material affect upon the Company or its operations due to the fact that the Company did not market or issue policies or contracts of the type alleged in the complaint.

Various other lawsuits against the Company have arisen in the normal course of the Company’s business. Contingent liabilities from litigation, income taxes, and other matters are not deemed likely to have a material effect on the financial position of the Company.

Note 11—Shareholder Dividend Restrictions and Deposits

The maximum amount of dividends which can be paid to shareholders by Massachusetts domiciled insurance companies without prior approval by the Division is subject to restrictions relating to the greater of ten percent of an insurer’s surplus as regards policyholders as of the preceding year end or the net gain from operations, excluding realized capital gains and losses, of the preceding year.

At December 31, 2003, assets in the amount of $2.7 million were on deposit with government authorities or trustees as required by law.

18

Note 11—Shareholder Dividend Restrictions and Deposits—Continued

The Company is subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2003 the Company met the RBC requirements.

19

THE PAUL REVERE VARIABLE ANNUITY

CONTRACT ACCUMULATION FUND

PART C

OTHER INFORMATION

This registration statement contains the following financial statements, condensed financial information and exhibits:

ITEM28(A). FINANCIAL STATEMENTS AND EXHIBITS

INCLUDED IN PROSPECTUS

Per unit income and capital changes and variable annuity unit values—condensed financial information for the ten years ended December 31, 2003.

INCLUDED IN STATEMENT OF ADDITIONAL INFORMATION

The Paul Revere Variable Annuity Contract Accumulation Fund:

Report of Independent Auditors

Statement of assets and liabilities at December 31, 2003.

Statement of changes in net assets for the three years ended December 31, 2003.

Statement of operations for the year ended December 31, 2003.

Statement of investments at December 31, 2003.

Notes to financial statements.

The Paul Revere Variable Annuity Insurance Company:

Report of Independent Auditors

Balance sheets at December 31, 2003 and 2002.

Statements of income for the two years ended December 31, 2003.

Statements of capital and surplus for the two years ended December 31, 2003.

Statements of cash flows for the two years ended December 31, 2003.

Notes to financial statements.

ITEM 28(B). LIST OF EXHIBITS

(1)	Consent of Legal Counsel

(2)	Consent of Independent Auditors

(3)	None

(99.1)	Power of Attorney

1

ITEM 29. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

This information is listed in the Statement of Additional Information, Part B of this Registration Statement under Management, Page 28, and incorporated in Part C by reference.

2

ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

- UnumProvident Corporation (DE) FEIN: 62-1598430 [1]
  - Unum Holding Company (DE) FEIN 01-0285069
    - First Unum Life Insurance Company (NY) FEIN 13-1995173 NAIC 64297
    - Claims Service International, Inc. (DE) FEIN 01-0284846
    - Unum Development Corporation (ME) FEIN 01-0285617
    - Unum International Underwriters, Inc. (DE) FEIN 01-0504596
    - Unum Life Insurance Company of America (ME) FEIN 01-0278678 NAIC 62235 [2]
      - GENEX Services Inc. (PA) FEIN 95-3327434
        - GENEX Services of Canada, Inc. (Canada) FEIN 58-2231946
        - Primecor Inc. (PA) FEIN 20-2767051
        - GENEX Services, Inc. of Ohio (OH) FEIN 52-2297899
        - GENEX Consultants, Inc. (NY) FEIN 11-3593745
    - SP Administrator, LLC (CA) FEIN 95-4526249 [3]
  - Unum European Holding Company Limited (England)
    - Unum Limited (England)
      - Claims Services International Limited (England) [4]
  - Duncanson & Holt, Inc. (NY) FEIN 13/2568770
    - Duncanson & Holt Services, Inc. (ME) FEIN 01-0258803
    - Duncanson & Holt Canada Ltd (Canada)
      - TRI-CAN Reinsurance Inc. (Canada)
    - Duncanson & Holt Europe Ltd (England)
      - Duncanson & Holt Agencies Limited (England)
    - Duncanson & Holt Asia PTE Ltd (Singapore)
    - Duncanson & Holt Underwriters Ltd (England)
    - Duncanson & Holt Syndicate Management Ltd (England)
      - URG Services Limited (England)
      - Trafalgar Underwriting Agencies Ltd (England)
  - UnumProvident Finance Company (England)
  - Colonial Companies, Inc. (DE) FEIN 01-0477936
    - Colonial Life & Accident Insurance Company (SC) FEIN 57-0144607 NAIC 62049
    - BenefitAmerica, Inc. (SC) FEIN 57-0656575
  - Unum Japan Accident Insurance Company Limited (Japan)
  - UnumProvident International Ltd. (Bermuda) FEIN 98-0179389
  - Options & Choices, Inc. (NY) FEIN 93-0908659
  - Boston Compañia Argentina de Seguros S.A. (Argentina) [5]
    - Boston Seguros de Vida S.A. (Argentina) [6]
    - Fibos S.A. (Argentina) [7]
  - The Paul Revere Corporation (MA) FEIN 04-3176707
    - The Paul Revere Life Insurance Company (MA) FEIN 04-1768571 NAIC 67598
      - The Paul Revere Variable Annuity Insurance Company (MA) FEIN 04-2381280 NAIC 67601
  - Provident Life and Accident Insurance Company (TN) FEIN 62-0331200 NAIC 68195 [8]
  - Provident Life and Casualty Insurance Company (TN) FEIN 62-0506281 NAIC 68209
  - Provident Investment Management, LLC (TN) FEIN 62-1705665
  - Provident Insurance Agency, LLC (DE) FEIN 62-1757755

[1] The percentage of ownership is 100% unless otherwise indicated.
[2] Reflects split ownership: 82.72% by Unum Holding Company and 17.28% by UnumProvident Corporation.
[3] 50% owned by Unum Life Insurance Company of America. 50% owned by an entity outside of UnumProvident Corporation's holding company structure.
[4] 50% owned by Unum European Holding Company Limited. 50% owned by Unum Limited.
[5] Approximately 1% owned by entities outside of UnumProvident Corporation's holding company structure.
[6] Reflects split ownership: 99% owned by Boston Compañia Argentina de Seguros S.A. and 1% owned by Fibos S.A.
[7] Reflects split ownership: 98% owned by Boston Compañia Argentina de Seguros S.A. and 2% owned by UnumProvident Corporation.
[8] Reflects split ownership: 85.9% owned by UnumProvident Corporation, 10.1% owned by The Paul Revere Life Insurance Company, 4.0% owned by Unum Life Insurance Company of America.

NOTES
Unum Finance Company (DE) was dissolved [illegible]
Unum Partners, L.P. (DE) was dissolved [illegible]
Group Management Services, Inc. (WA) was dissolved [illegible]
Boston Seguros de Retiro S.A. (Argentina) was sold [illegible]
Duncanson & Holt Bermuda Ltd. was sold [illegible]
Duncanson & Holt Administrative Services, Inc. was sold [illegible]
Continental Reinsurance Life Insurance Company was dissolved [illegible]
Continental International Life Insurance Company was dissolved [illegible]
The Paul Revere Equity Sales Company was dissolved [illegible]
Provident National Assurance Company was sold [illegible]
Unum Sales Corporation was dissolved [illegible]
PR Land Corp. was dissolved [illegible]
PR Land Corp. II was dissolved [illegible]
Provident Investment Management, LLC (DE) was dissolved [illegible]
The Paul Revere Protective Life Insurance Company merged into The Paul Revere Life Insurance Company effective [illegible]
Volunteer Assurance Company was approved for dissolution [illegible] (Pending)
Medisale Limited was dissolved
Unum General Company Limited was dissolved
Unum Management Company was dissolved
Open Door IPC Limited was dissolved
Provident International Ltd. dissolved and liquidated [illegible]
Unum International Ltd. changed its name to UnumProvident International Ltd. effective [illegible]
UnumProvident Finance Company (England) was incorporated effective [illegible]
UnumProvident Corporation contributed all of its shares of Genex Services, Inc. to Unum Life Insurance Company of America effective [illegible]
Benefits Technologies, Inc. merged into UnumProvident Corporation effective [illegible]

3

ITEM 31. NUMBER OF CONTRACTOWNERS

Title of Class	Number of Holders of Record*
Series Q	132
Series N	67

*	As of December 31, 2003.

ITEM 32. INDEMNIFICATION

The Paul Revere Variable Annuity Insurance Company maintained a blanket fidelity bond in the amount of $350,000 with National Union Fire Insurance Company, Pittsburgh, Pennsylvania, covering its officers and employees and those of the registrant. This bond is numbered 621-4212.

ITEM 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

This information is included in the Prospectus and Statement of Additional Information, Parts A and B of this Registration Statement, and incorporated in Part C by reference.

ITEM 34. PRINCIPAL UNDERWRITERS

(a) None.

(b) Included in the Statement of Additional Information, Part B and incorporated in Part C by reference.

(c) None.

4

ITEM 35.	LOCATION OF ACCOUNTS AND RECORDS

Name of Person maintaining Possession Thereof	Address	Description
Liz Barton	AIG Annuity Insurance Company 205 East 10th Street Amarillo, Texas 79101	Contractowner accounts and records

Carolyn Roller	AIG Annuity Insurance Company 205 East 10th Street Amarillo, Texas 79101	Financial Records

ITEM 36.	MANAGEMENT SERVICES

None.

ITEM 37.	UNDERTAKINGS

The undersigned registrant hereby undertakes:

(a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore and hereafter duly adopted pursuant to authority conferred in that Section.

(b) To file with the Securities and Exchange Commission, a Post Effective Amendment to this Registration Statement, as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(c) To include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(d) To deliver any Statement of Additional Information and financial statements that are required by this Registration Statement promptly upon written or oral request.

5

POST EFFECTIVE AMENDMENT—SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Paul Revere Variable Annuity Contract Accumulation Fund has caused this Post Effective Amendment No. 58 to Registration Statement No. 2-24380 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Worcester, Commonwealth of Massachusetts on the 29th day of April, 2004.

The Paul Revere Variable Annuity Contract Accumulation Fund

By:	/s/ Donald E. Boggs

Donald E. Boggs Chairman, Board of Managers

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post Effective Amendment No. 58 to Registration Statement No. 2-24380 has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Gordon T. Miller Gordon T. Miller	Vice Chairman Board of Managers	04/29/04

/s/ David G. Fussell David G. Fussell	Member Board of Managers	04/29/04

/s/ Joan Sadowsky Joan Sadowsky	Member Board of Managers	04/29/04

/s/ H. C. Goodwin H. C. Goodwin	Member Board of Managers	04/29/04

/s/ Donald E. Boggs Donald E. Boggs	Chairman Board of Managers	04/29/04

6

POST EFFECTIVE AMENDMENT—SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Paul Revere Variable Annuity Contract Accumulation Fund has caused this Post Effective Amendment No. 58 to Registration Statement No. 2-24380 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chattanooga, State of Tennessee on the 29th day of April, 2004.

The Paul Revere Variable Annuity Insurance Company

By:	/s/ Thomas R. Watjen

Thomas R. Watjen, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post Effective Amendment No. 58 to Registration Statement No. 2-24380 has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE

/s/ Thomas R. Watjen Thomas R. Watjen	Director, President and Chief Executive Officer

/s/ F. Dean Copeland F. Dean Copeland	Director, Senior Executive Vice President, General Counsel and Chief Administrative Officer

/s/ William L. Armstrong William L. Armstrong	Director

/s/ Robert C. Greving Robert C. Greving	Director, Executive Vice President and Chief Financial Officer

/s/ Kevin P. McCarthy Kevin P. McCarthy	Director, Executive Vice President, Underwriting

7